                                                                    EXHIBIT 10.4

                            STERLING CHEMICALS, INC.

                              AMENDED AND RESTATED

                        SALARIED EMPLOYEES' PENSION PLAN

                          (Effective as of May 1, 1996)


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                                TABLE OF CONTENTS
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SECTION 1

               INTRODUCTION.......................................................................................2

  1.1    PURPOSE..................................................................................................2
  1.2    PLAN ADMINISTRATION......................................................................................2
  1.3    FUNDS MANAGEMENT, TRUST AGREEMENT........................................................................2
  1.4    EFFECTIVE DATE...........................................................................................2
  1.5    PLAN YEAR................................................................................................2
  1.6    EMPLOYERS................................................................................................2
  1.7    USE OF TERMS.............................................................................................3

SECTION 2


               ELIGIBILITY FOR PARTICIPATION AND VESTING..........................................................4

  2.1    PARTICIPATION............................................................................................4
  2.2    VESTING..................................................................................................4

SECTION 3


               RETIREMENT DATES, EMPLOYMENT TERMINATION DATE......................................................5

  3.1    NORMAL RETIREMENT DATE...................................................................................5
  3.2    EARLY RETIREMENT DATE....................................................................................5
  3.3    DISABILITY TERMINATION DATE..............................................................................5
  3.4    RETIREMENT DATE..........................................................................................5
  3.5    EMPLOYMENT TERMINATION DATE..............................................................................5
  3.6    EMPLOYMENT WITH SUBSIDIARIES NOT PARTICIPATING IN PLAN...................................................5

SECTION 4


               NORMAL AND EARLY RETIREMENT BENEFITS...............................................................6

  4.1    NORMAL RETIREMENT........................................................................................6
  4.2    LATE RETIREMENT..........................................................................................6
  4.3    MONTHLY RETIREMENT INCOME - NORMAL RETIREMENT............................................................6
  4.4    EARLY RETIREMENT - DEFERRED PAYMENT......................................................................7
  4.5    EARLY RETIREMENT - EARLY PAYMENT.........................................................................7
  4.6    SPECIAL EARLY RETIREMENT SUPPLEMENT......................................................................8
  4.7    PARTICIPANTS WITH PRIOR MONSANTO COMPANY SERVICE.........................................................8
  4.8    PARTICIPANTS WITH PRIOR ALBRIGHT & WILSON SERVICE........................................................8
  4.9    SECTION 401(A)(17) PARTICIPANTS..........................................................................8


SECTION 5


               DISABILITY INCOME.................................................................................10


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  5.1    LONG-TERM DISABILITY....................................................................................10
  5.2    RETIREMENT OPTIONS WHILE ON LONG-TERM DISABILITY........................................................10

SECTION 6

               TERMINATION BEFORE RETIREMENT.....................................................................11

  6.1    VESTED TERMINATION - DEFERRED PAYMENT...................................................................11
  6.2    VESTED TERMINATION - EARLY PAYMENT......................................................................11
  6.3    TERMINATION PRIOR TO VESTING............................................................................11

SECTION 7

               DEATH BENEFITS....................................................................................12

  7.1    DEATH DURING EMPLOYMENT.................................................................................12
  7.2    DEATH AFTER TERMINATION OF EMPLOYMENT...................................................................12

SECTION 8

               LIMITATION ON BENEFITS AND TOP-HEAVY PROVISIONS...................................................13

  8.1    SINGLE DEFINED BENEFIT PLAN.............................................................................13
  8.2    TWO OR MORE DEFINED BENEFIT PLANS.......................................................................15
  8.3    DEFINED CONTRIBUTION PLAN AND DEFINED BENEFIT PLAN......................................................15
  8.4    DEFINITIONS.............................................................................................17
  8.5    TOP-HEAVY PROVISIONS....................................................................................19

SECTION 9

               PAYMENT OF RETIREMENT INCOME AND OTHER BENEFITS...................................................27

  9.1    NORMAL FORM OF BENEFITS PAYMENT.........................................................................27
  9.2    OPTIONAL FORMS OF MONTHLY BENEFITS......................................................................28
  9.3    ADJUSTMENTS FOR DISABLED TERMINATED EMPLOYEES...........................................................30
  9.4    ELECTION AND DISCONTINUANCE OF OPTIONS..................................................................30
  9.5    SPOUSE'S RETIREMENT INCOME BENEFIT......................................................................33
  9.6    SPECIAL SPOUSE'S RETIREMENT INCOME BENEFIT..............................................................34
  9.7    SURVIVING SPOUSE BENEFIT................................................................................34
  9.8    SPECIAL PAYMENT LIMITATIONS.............................................................................36
  9.9    PAYMENT OF SMALL AMOUNTS................................................................................38
  9.10   HOURLY-PAID EMPLOYEES TRANSFERRED TO SALARIED BASIS.....................................................38
  9.11   PAYMENT OF DISTRIBUTION DIRECTLY TO ELIGIBLE RETIREMENT PLAN............................................39
  9.12   DEFINITIONS.............................................................................................39
  9.13   LIMITATION OF BENEFITS UPON TERMINATION.................................................................40

SECTION 10

               REEMPLOYMENT......................................................................................42

  10.1   REINSTATEMENT OF PARTICIPATION..........................................................................42
  10.2   DETERMINATION OF BENEFITS...............................................................................42
  10.3   DETERMINATION OF SUSPENDED BENEFITS.....................................................................42



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SECTION 11

               EMPLOYER CONTRIBUTIONS............................................................................44

  11.1   EMPLOYER CONTRIBUTIONS..................................................................................44
  11.2   APPLICATION OF FORFEITURES..............................................................................44

SECTION 12

               THE PLAN COMMITTEE................................................................................45

  12.1   MEMBERSHIP..............................................................................................45
  12.2   PLAN COMMITTEE'S GENERAL POWERS, RIGHTS AND DUTIES......................................................45
  12.3   MANNER OF ACTION........................................................................................45
  12.4   INFORMATION REQUIRED BY PLAN COMMITTEE..................................................................46
  12.5   PLAN COMMITTEE DECISION FINAL...........................................................................46
  12.6   REVIEW OF BENEFIT DETERMINATIONS........................................................................46
  12.7   UNIFORM RULES...........................................................................................47
  12.8   PAYMENT OF EXPENSES.....................................................................................47

SECTION 13

               RELATING TO THE EMPLOYERS.........................................................................48

  13.1   ACTION BY EMPLOYERS.....................................................................................48
  13.2   ADDITIONAL EMPLOYERS....................................................................................48
  13.3   RESTRICTIONS AS TO REVERSION OF TRUST ASSETS TO EMPLOYERS...............................................48

SECTION 14

               GENERAL PROVISIONS................................................................................49

  14.1   NOTICES.................................................................................................49
  14.2   WAIVER OF NOTICE........................................................................................49
  14.3   ABSENCE OF GUARANTY.....................................................................................49
  14.4   EMPLOYMENT RIGHTS.......................................................................................49
  14.5   INTERESTS NOT TRANSFERABLE..............................................................................49
  14.6   FACILITY OF PAYMENT.....................................................................................49
  14.7   GENDER AND NUMBER.......................................................................................50
  14.8   EVIDENCE................................................................................................50
  14.9   CONTROLLING STATE LAW...................................................................................50
  14.10  SEVERABILITY............................................................................................50

SECTION 15

               AMENDMENT, TERMINATION OR PLAN MERGER.............................................................51

  15.1   AMENDMENT...............................................................................................51
  15.2   INTERNAL REVENUE SERVICE APPROVAL.......................................................................51
  15.3   TERMINATION.............................................................................................51
  15.4   PLAN MERGER OR CONSOLIDATION............................................................................52




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  15.5   NOTICE OF AMENDMENT, TERMINATION OR PLAN MERGER.........................................................52
  15.6   NON-FORFEITABILITY ON "TERMINATION" OR "PARTIAL TERMINATION"............................................52
  15.7   LIMITATION OF BENEFITS ON PLAN TERMINATION..............................................................52

SECTION 16

               ALLOCATION AND DISTRIBUTION ON TERMINATION........................................................53

SECTION 17

               DEFINITIONS.......................................................................................55

  17.1   VESTING SERVICE.........................................................................................55
  17.2   BENEFIT SERVICE.........................................................................................59
  17.3   PRIOR EMPLOYER PARTICIPANT BENEFIT SERVICE..............................................................59
  17.4   POST BENEFIT SERVICE....................................................................................59
  17.5   HOURS OF SERVICE........................................................................................62
  17.6   BREAK IN SERVICE........................................................................................64
  17.7   STANDARD WORK WEEK......................................................................................65
  17.8   LAYOFF..................................................................................................65
  17.9   FISCAL YEAR.............................................................................................65
  17.10  SUBSIDIARY..............................................................................................65
  17.11  SUBSIDIARY..............................................................................................65
  17.12  QUALIFIED ACTUARY.......................................................................................65
  17.13  ACTUARIAL EQUIVALENT....................................................................................65
  17.14  AVERAGE MONTHLY EARNINGS................................................................................66
  17.15  AFFILIATE COMPANY.......................................................................................67
  17.16  AFFILIATE UNIT..........................................................................................67
  17.17  INCENTIVE PAY...........................................................................................68
  17.18  FOREIGN OPERATING SUBSIDIARY............................................................................68
  17.19  FOREIGN SUBSIDIARY......................................................................................69
  17.20  U.S. FOREIGN SERVICE EMPLOYEES/DESIGNATED NON-U.S. CITIZEN FOREIGN SERVICE EMPLOYEES....................69
  17.21  PART-TIME EMPLOYEE......................................................................................70
  17.22  LONG-TERM DISABILITY....................................................................................70
  17.23  CODE....................................................................................................71
  17.24  ERISA...................................................................................................71

EXHIBIT A........................................................................................................72
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                                       iv

                            STERLING CHEMICALS, INC.
                              AMENDED AND RESTATED
                        SALARIED EMPLOYEES' PENSION PLAN
                          (Effective as of May 1, 1996)

                                   WITNESSETH:


         WHEREAS, effective August 1, 1986 Sterling Chemicals, Inc. (the "Corporation") established the Sterling Chemicals, Inc. Salaried Employees' Pension Plan (the "Plan") in recognition of the contribution the employees have made to the operation of the Corporation;

         WHEREAS, effective January 1, 1991, the Corporation amended the Plan to incorporate effective amendments required by the Tax Reform Act of 1986, to make certain additional changes required by subsequent legislation and Regulations, and to make other changes desired by the Corporation;

         WHEREAS, effective October 1, 1993 the Corporation amended and restated the Plan to make certain changes desired by the Corporation;

         WHEREAS, in Section 15.1 of the Plan, the Corporation reserved the right to amend the Plan at any time.

         NOW, THEREFORE, effective May 1, 1996, the Corporation hereby amends the Plan to incorporate certain changes desired by the Corporation, which Plan shall read as follows:

                            STERLING CHEMICALS, INC.
                              AMENDED AND RESTATED
                        SALARIED EMPLOYEES' PENSION PLAN
                        (EFFECTIVE AS OF OCTOBER 1, 1996)

                                    SECTION 1
                                  Introduction

         1.1 Purpose. The Plan is maintained by the Corporation to provide retirement benefits for eligible employees of the Corporation and of its subsidiaries which adopt the Plan.

         1.2 Plan Administration. The Plan is administered by a committee known as the Employee Benefits Plans Committee (the "Plan Committee") appointed by the Corporation. The Plan Committee shall constitute the Named Fiduciary under the Plan for the purpose of administering and managing the Plan.

         1.3 Funds Management, Trust Agreement. The Plan Committee is appointed by and derives its authority from the Corporation, and shall constitute the Named Fiduciary under the Plan with the power and authority on its own behalf or through its agents to manage and control the assets of the Trust Fund including, in addition to the powers and authority specifically granted to the Committee by the Trust Agreement, all powers and all authority necessary or appropriate to the discharge of its duties as such Named Fiduciary. The funds contributed under the Plan are held and invested by one or more corporate trustees (the "Trustee") appointed by the Committee or by such Trustee selected by the Committee. The Trustee acts in accordance with one or more trust agreements (the "Trust Agreement") which may, but need not, provide for the appointment of investment managers to make investments of the Trust Fund, and which implement and form a part of this Plan. As of the date the "Trust Fund" means the total assets of any kind including Qualifying Employer Securities, but only to the extent that immediately after such investment or reinvestment, the aggregate fair market value of all such Qualifying Securities held under this Plan does not exceed 10% of the total assets of the combined Trust Fund held by the Trustee. Copies of the Plan and the Trust Agreement are on file at the principal office of the Corporation where they may be examined by any participant.

         1.4 Effective Date. The "Effective Date" of the Plan is August 1, 1986.

         1.5 Plan Year. The Plan is administered on the basis of a plan year (the "Plan Year") which coincides with the corporate Fiscal Year, except for the first Plan Year which commenced August 1.

         1.6 Employers. With approval of the Corporation, any other subsidiary of the Corporation may adopt this Plan in accordance with the provisions of
Section 13.2. The Corporation and its subsidiaries which adopt the Plan are referred to below collectively as the "Employers" and individually as an "Employer".

         1.7 Use of Terms. Certain terms, as used in this Plan, are defined in
Section 17 or elsewhere in this Plan and when so used shall have the meanings so assigned to them.

                                    SECTION 2
                    Eligibility for Participation and Vesting

         2.1 Participation. Each employee of an Employer shall be immediately eligible to participate in the Plan if such employee was (i) employed by an Employer as of September 30, 1986, (ii) previously employed by the Monsanto Company (whether or not just prior to formation of Employer), and (iii) during such employment, was a participant in the Monsanto Company Salaried Employees' Pension Plan. Upon meeting the above participation requirements, such employee shall be considered a Prior Employer Participant.

         Each employee of an Employer as of August 21, 1992 who was (i) previously an employee of Albright & Wilson based in the United States and (ii) a participant in the Tenneco, Inc. Retirement Plan during such employment with Albright and Wilson, shall be immediately eligible to participate in the Plan as of August 21, 1992. Upon meeting the above participation requirements, such employee shall be considered a Former Albright & Wilson Participant.

         Thereafter each employee of an Employer will become a participant in this Plan on any date as of which he becomes a member of a group of employees to which the Plan has been and continues to be extended by his Employer.

         For all purposes of this Plan, Leased Employees (as defined in Section 414(n)(2) of the Code) shall not be considered to be employees of the Corporation or the Employers.

         2.2 Vesting. A participant shall be fully vested and have a Vested Percentage of 100% in this Plan on the later of (a) the date he attains age 65 or (b) the 5th anniversary of the date he commenced participation in the Plan.

         The computation of a participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Section. In the event that the Plan is amended to change or modify any vesting schedule, a participant with a least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a participant fails to make such election, then such participant shall be subject to the new vesting schedule. The participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

                  (a) the adoption date of the amendment,

                  (b) the effective date of the amendment, or

                  (c) the date the participant receives written notice of the amendment from the Employer or Plan Committee.

                                    SECTION 3
                  Retirement Dates, Employment Termination Date

         3.1 Normal Retirement Date. A participant's "Normal Retirement Date" will be the first day of the month next following the later of the month in which he attains age 65 or the month in which he attains five years of Vesting Service. A participant's "Normal Retirement Age" shall be his age at his Normal Retirement Date. The first day of the month following the month in which a participant fails to complete 40 or more Hours of Service with the Employers after his Normal Retirement Date shall be the participant's "Late Retirement Date." However, if such a participant shall subsequently complete 40 or more Hours of Service in a calendar month, the participant shall be treated as a reemployed participant in accordance with Section 10 as of the first day of such month.

         A participant who works beyond his Normal Retirement Date shall continue to accrue Benefit Service until his Late Retirement Date.

         3.2 Early Retirement Date. A participant's "Early Retirement Date" will be the first day of the month following the month in which he retires from the employ of all the Employers before his Normal Retirement Date, but after he has both attained at least age 55 years and is vested pursuant to Section 2.2.

         3.3 Disability Termination Date. A participant's "Disability Termination Date" will be the first day of the month next following the month in which he terminates from the employ of all the Employers before his Normal Retirement Date because of Long-Term Disability, but after he has completed at least two and one-half years of Benefit Service as of his last full day of active employment.

         3.4 Retirement Date. A participant's "Retirement Date" will be that one of the dates described in Sections 3.1 and 3.2 as of which he retires from the employ of his Employers and subsidiaries.

         3.5 Employment Termination Date. A participant's "Employment Termination Date" will be the date on which his employment with all of the Employers terminates before he qualifies for retirement on a Retirement Date.

         3.6 Employment with Subsidiaries Not Participating In Plan. For the purpose of determining a participant's Retirement Date, Employment Termination Date, or Disability Termination Date, references in the Plan to his retirement or termination from the employ of all of the Employers shall mean his retirement or termination from the employment of all Employers and all subsidiaries, including those which have not adopted the Plan.

                                    SECTION 4
                      Normal and Early Retirement Benefits

         4.1 Normal Retirement. Subject to the conditions and limitations of the Plan, a participant who retires on a Normal Retirement Date will be entitled to a Monthly Retirement Income for life in the form of a single life annuity commencing at his Normal Retirement Date in an amount determined in accordance with Section 4.3.

         Whenever any participant attains his Normal Retirement Age while covered under the Plan, he shall become fully vested and have a non-forfeitable interest in any benefit then or thereafter accrued under the Plan.

         4.2 Late Retirement. Subject to the terms and conditions of the Plan, a participant who retires on a Late Retirement Date will be entitled to a Monthly Retirement Income based on Benefit Service, Average Monthly Earnings, and all other factors (except age) for determining Monthly Retirement Income in effect on his Late Retirement Date but paid in the form of a single life annuity commencing on his Late Retirement Date as if such date had been his Normal Retirement Date. Subject to the foregoing and subject to Section 9 hereof, this annuity shall be determined in accordance with Section 4.1.

         4.3 Monthly Retirement Income - Normal Retirement. For a participant who retires on his Normal Retirement Date (or, if applicable, his Late Retirement Date), his Monthly Retirement Income will be the greatest of:

                  (a) Standard Amount. The Standard Amount shall be applicable to a Prior Employer participant employed by the Monsanto Company prior to April 1, 1986, and shall be the Monthly Retirement Income determined by multiplying 1.4% times Average Monthly Earnings times Years of Benefit Service times the Vested Percentage set forth in Section 2.2.

                  For purposes of this computation, Years of Benefit Service shall include full and partial years of Benefit Service as such service is determined under Sections 17.3 and 17.4; or

                  (b) Alternate Amount. The Alternate Amount shall be applicable to a Prior Employer participant employed by the Monsanto Company on or after April 1, 1986, or any other participant employed by the Employer on or after the Effective Date and shall be the Monthly Retirement Income of 1.2% times Average Monthly Earnings times Years of Benefit Service times the Vested Percentage set forth in Section 2.2; or

                  (c) Minimum Amount. The Minimum Amount shall be the product of the number of years of Benefit Service and fractions thereof completed at Normal Retirement Date (or Late Retirement Date, if applicable), times the Vested Percentage set forth in

         Section 2.2, multiplied by the Minimum Retirement Income Factor set forth in Exhibit "A" determined with respect to such participant.

         Notwithstanding the foregoing, a participant who retires between January 1, 1991 and March 1, 1991 has the option to retire under the terms of this Plan or under the terms of the Plan in effect on December 31, 1990.

         Notwithstanding the foregoing, paragraph (c) shall not apply with respect to any participant who commences employment with the Employer on or after June 1, 1996.

         The Normal Retirement Income provided to participants pursuant to this Section shall not discriminate in favor of the officers, shareholders, and/or Key Employees (as defined in Section 416(i)(1) of the Code) of the Corporation.

Participants With Affiliate Company or Affiliate Unit Service.

         If a participant subsequent to participation in this Plan or a later amended form thereof accrues Vesting Service with an Affiliate Company or Affiliate Unit, the amount of Monthly Retirement Income shall be the amount determined by the formula for Monthly Retirement Income set forth in the amended form of this Plan in effect when he ceases all further service with the Employers, subsidiaries and Subsidiaries, Affiliate Companies and Affiliate Units as a group. All other benefits shall be determined in a corresponding manner at such time. Benefit Service will not accrue to a former participant hereunder during any period of time during which such former participant is employed by an Affiliate Company or Affiliate Unit.

         There shall be no duplication of benefits under this Plan and the pension plan of any subsidiary or Subsidiary, Affiliate Company or Affiliate Unit, and it is further intended that there shall be no unjust enrichment of a participant as a result of employment among the Employers, subsidiaries and/or Subsidiaries, Affiliate Companies, and/or Affiliate Units.

         4.4 Early Retirement - Deferred Payment. Subject to the conditions and limitations of the Plan, if a participant retires on an Early Retirement Date and elects to defer his Monthly Retirement Income until his Normal Retirement Date, he will be entitled to a Monthly Retirement Income for life commencing at his Normal Retirement Date. Such Monthly Retirement Income shall be computed in accordance with Section 4.1 through 4.3 (as in effect as of his Early Retirement
Date) based upon his Benefit Service determined as of his Early Retirement Date.

         4.5 Early Retirement - Early Payment. In lieu of the Monthly Retirement Income payable under Section 4.4 commencing on his Normal Retirement Date, a participant who retires on an Early Retirement Date and does not elect to defer his Monthly Retirement Income in accordance with Section 4.4 will be entitled to a Monthly Retirement Income commencing on his Early Retirement Date or, if he so elects, on the first day of any month thereafter before his Normal Retirement Date. The Monthly Retirement Income which is payable to a participant in accordance with the preceding sentence will be computed by determining the amount of Monthly Retirement Income which the participant would have been entitled to receive under Section 4.4 commencing at his Normal

Retirement Date and reducing such amount by one-fourth of one percent for each complete calendar month by which the date his Monthly Retirement Income payments commence precedes his Normal Retirement Date, except that the reduction provided for above shall not apply if the sum of his age and years of Vesting Service as of his Early Retirement Date equals or exceeds 80.

         4.6 Special Early Retirement Supplement. A participant who retires and commences to receive Monthly Retirement Income on an Early Retirement Date occurring between age 55 and age 62 will be entitled to a monthly Special Early Retirement Supplement until the earlier of the first of the month after he attains age 62 or the first of the month in which his death occurs, of an amount equal to the product of the number of his years of Benefit Service and fractions thereof multiplied by $4.00.

         4.7 Participants with Prior Monsanto Company Service. For a Prior Employer participant, the amount of his Monthly Retirement Income will be reduced by an amount equal to the monthly amount of benefits payable under the Monsanto Salaried Employees' Pension Plan and the Monsanto Hourly Paid Employees' Pension Plan as of the Effective Date calculated as a single life annuity as if such Prior Employer participant commenced retirement benefits from the Monsanto Company on the date of his retirement or employment termination from the Employer.

         4.8 Participants with Prior Albright & Wilson Service. For a Former Albright & Wilson Participant, the amount of his Monthly Retirement Income will be reduced by an amount equal to the monthly amount of benefits payable under the Tenneco, Inc. Retirement Plan as of the date the Former Albright & Wilson Participant became a participant in this Plan calculated as a single life annuity as if such Former Albright & Wilson Participant commenced retirement benefits from Albright & Wilson on the date of his retirement or employment termination from the Employer.

         4.9 Section 401(a)(17) Participants. The accrued benefit of any participant with at least one Hour of Service in a Plan Year beginning after December 31, 1988 shall be equal to the greater of (a) the participant's Frozen Accrued Benefit, or (b) the participant's accrued benefit calculated above based on the Normal Retirement Benefit formula provided in the Supplement.

         "Frozen Accrued Benefit" means a participant's accrued benefit under the Plan determined as of the latest Fresh-Start Date as if the participant terminated employment with the Employer on that date and without regard to any amendment to the Plan adopted after that date, other than amendments recognized as effective as of or before that date under Code Section 401(b) or Regulation
Section 1.401(a)(4)-11(g).

         If, as of the latest Fresh-Start Date, the amount of a participant's Frozen Accrued Benefit was limited by the application of Code Section 415, the participant's Frozen Accrued Benefit will be increased for years after the latest Fresh-Start Date to the extent permitted under Code Section 415(d)(1).
If: (a) the Plan's normal form of benefit in effect on the latest Fresh-Start Date is not the same as the normal form under the Plan after the latest Fresh-Start Date and/or (b) the Normal Retirement Age for any participant on that date was greater than the Normal Retirement Age for that participant under the Plan after the latest Fresh-Start Date, the stated Frozen Accrued Benefit will be expressed as an actuarially equivalent benefit in the normal form under the Plan after the latest

Fresh-Start Date, commencing at the participant's Normal Retirement Age under the Plan in effect after the latest Fresh-Start Date.

         "Fresh-Start Date" means the last day of the Plan Year preceding a Plan Year for which any amendment of the Plan that directly or indirectly affects the amount of a participant's benefit determined under the current benefit formula, is made effective.

         Notwithstanding any other provision in the Plan, each "Section 401(a)(17) Participant's" accrued benefit under this Plan will be the greater of:

                  (a) the participant's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Regulation 1.401(a)(4)-13, or

                  (b) the participant's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the participant's total years of service taken into account under the Plan for purposes of benefit accruals.

         A "Section 401(a)(17) Participant" means a participant whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994 that exceeded $150,000.

                                    SECTION 5
                                Disability Income

         5.1 Long-Term Disability. If a participant is terminated on a Disability Termination Date because of Long-Term Disability, he is herein referred to as a "Disabled Terminated Employee" or a "Qualified Disabled Terminated Employee". "Certain Part-Time Employees" as defined in Section 17.21 can be included in the definition of Qualified Disabled Terminated Employee and Disabled Terminated Employee as and to the extent provided in Section 17.21.

         5.2 Retirement Options While on Long-Term Disability. Retirement options described in Sections 9.1 and 9.2 of the Plan shall not be available to a participant who is on Long-Term Disability and receiving payments under any disability plan supported by the Employer. When such a participant ceases receiving benefits under such disability plan at or after age 65 and provided that he is otherwise eligible for benefits hereunder, all options described in Sections 9.1 and 9.2 of this Plan shall be available.

                                    SECTION 6
                          Termination Before Retirement

         6.1 Vested Termination - Deferred Payment. Subject to the conditions and limitations of the Plan, if a participant's employment with all of the Employers and all of the subsidiaries terminates before age 55 for a reason other than his being determined on Long-Term Disability or his death, but after he is vested pursuant to Section 2.2, the participant shall be eligible to receive a Monthly Vested Termination Benefit commencing at his Normal Retirement Date. Such monthly benefit shall be computed in accordance with Sections 4.1 through 4.3 (as in effect as of his Employment Termination Date) based upon his Benefit Service and Average Monthly Earnings determined as of his Employment Termination Date.

         6.2 Vested Termination - Early Payment. In lieu of the Monthly Vested Termination Benefit otherwise payable under Section 6.1 commencing at his Normal Retirement Date, a participant may elect to receive a reduced Monthly Vested Termination Benefit commencing on the first day of the calendar month next following the month in which he attains age 55 years or on the first day of any month thereafter before his Normal Retirement Date. The Monthly Vested Termination Benefit payable to a participant in accordance with the preceding sentence will be computed by determining the amount of Monthly Vested Termination Benefit to which the participant would have been entitled under
Section 6.1 commencing at his Normal Retirement Date and reducing such amount by one-fourth of one percent for each complete calendar month by which the date his Monthly Vested Termination Benefits commence precedes his Normal Retirement Date.

         6.3 Termination Prior to Vesting. If a participant's employment with the Employer and the Subsidiaries terminates prior to his Normal Retirement Age for a reason other than Long-Term Disability, or his death, and prior to his becoming vested pursuant to Section 2.2, no benefit shall be payable to him under the Plan attributable to his employment with the Employer.

                                    SECTION 7
                                 Death Benefits

         7.1 Death During Employment. No death benefits shall be payable under the Plan on account of the death of any participant who dies while still employed by an Employer unless such participant qualifies for a Spouse's Retirement Income Benefit or a Surviving Spouse Benefit as defined in Sections 9.5, 9.6 and 9.7 hereof.

         7.2 Death After Termination of Employment. The death benefit, if any, payable with respect to any retired participant who was in receipt of, or entitled to receive, benefits payable hereunder on such date shall be the amount or amounts payable to any Beneficiary under any payment form applicable pursuant to Section 9.2 hereof or any comparable provision of any Predecessor Plan, any spouse of such retired participant receiving benefits under Section 9.1 hereof. The death benefit, if any, payable with respect to any participant eligible to receive a Monthly Vested Termination Benefit shall be determined in accordance with Section 9.7.

                                    SECTION 8
                 Limitation on Benefits And Top-Heavy Provisions

         Notwithstanding any provision of this Plan to the contrary, the total Annual Benefit received by a participant shall be subject to the following limitations:

         8.1 Single Defined Benefit Plan: The normal retirement benefit of any participant under this Plan cannot exceed the lesser of $90,000 (increased annually for Limitation Years beginning after December 31, 1987 in accordance with Section 415(d) of the Code to reflect cost-of-living adjustments) or one hundred percent (100%) of such participant's Average Compensation. For purposes of determining whether a participant's benefits exceed these limitations, the following rules shall apply:

                  (a) Adjustment If Benefit Not Single Life Annuity. If the normal form of benefit is other than a single life annuity, such form must be adjusted actuarially to the equivalent of a single life annuity. This single life annuity cannot exceed the maximum dollar or percent limitations outlined above. No adjustment is required for the following: qualified joint and survivor annuity benefits, preretirement disability benefits, preretirement death benefits and post-retirement medical benefits.

                  (b) Adjustment If Benefit Commences Before Social Security Retirement Age. If benefit distributions begin before the participant's Social Security Retirement Age, but on or after age 62, the $90,000 limitation shall be reduced by: (1) in the case of a participant whose Social Security Retirement Age is 65, 5/9 of 1% for each month by which benefits commence before the month in which the participant attains age 65, or (2) in the case of a participant whose Social Security Retirement Age is greater than 65, 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month (up to 24) by which benefits commence before the month in which the participant attains his Social Security Retirement Age. If benefit distributions begin before age 62, the $90,000 limitation shall be the actuarial equivalent of the participant's limitation for benefits commencing at age 62, reduced for each month by which benefits commence before the month in which the participant attains age 62. In order to determine actuarial equivalence for this purpose, the interest rate assumption shall be as set forth in
         Section 8.1(e).

                  (c) Adjustment If Benefit Commences After Social Security Retirement Age. If benefit distributions begin after the participant's Social Security Retirement Age, the $90,000 limitation shall be increased so that it is the actuarial equivalent of the $90,000 limitation at the participant's Social Security Retirement Age. The increased maximum benefit may not exceed 100% of the participant's highest three year average Compensation.

                  (d) Social Security Retirement Age Defined. "Social Security Retirement Age" as used herein shall mean the age used as the retirement age under Section 216(1) of the Social Security Act, except that such Section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(1)(2) of such Act were sixty-two (62).

                  (e) Interest Assumption. The interest rate used for adjusting the maximum limitations above shall be:

                           (i) For benefits commencing before Social Security
                  Retirement Age and for forms of benefit other than straight life annuity, the greater of:

                                    (1) 5%, or

                                    (2) the rate used to determine actuarial
                           equivalence for other purposes of this Plan.

                           (ii) For benefits commencing after Social Security
                  Retirement Age, the lesser of:

                                    (1) 5%, or

                                    (2) the rate used to determine actuarial
                           equivalence for other purposes of this Plan.

                  (f) Reduction For Service Less Than 10 Years. In the case of a participant who has less than ten (10) years of participation in a defined benefit plan of any member of the Extended Group, the benefits shall not exceed the limit set forth in Section 8.1 multiplied by a fraction, the numerator of which is the number of years (or part thereof) of participation in a defined benefit plan of any member of the Extended Group, and the denominator of which is ten (10).

                  (g) Adjustment For Small Benefits. In the case of a participant whose Annual Benefit is not in excess of $10,000, the benefits payable with respect to such participant under this Plan shall be deemed not to exceed the limitation of this Section if:

                           (i) The Annual Benefits payable with respect to such
                  participant under this Plan and all other defined benefit plans of any member of the Extended Group do not exceed $10,000 for the Plan Year or for any prior Plan Year, and

                           (ii) The Employer or any member of the Extended Group
                  has not at any time maintained a defined contribution plan in which the participant participated.

                  (h) Protected Accrued Benefit. Notwithstanding anything in this Section 8 to the contrary, the maximum annual benefit for any participant in a defined benefit plan in existence on July 1, 1982 shall not be less than the protected current accrued benefit, payable annually, as provided for under question T-3 of Internal Revenue Service Notice 83-10,

         1983-1 C.B. 536. In the case of an individual who was a participant in one or more defined benefit plans of any member of the Extended Group as of the first day of the first Limitation Year beginning after December 31, 1986, the application of the limitation of this Section 8 shall not cause the maximum permissible amount for such individual under all such defined benefit plans to be less than the individual's current accrued benefit. The preceding sentence applies only if such defined benefit plans met the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

         8.2 Two or More Defined Benefit Plans: If the Employer or any member of the Extended Group maintains one or more defined benefit plans in addition to this Plan, the sum of the normal retirement benefits of all plans will be treated as a single benefit for the purposes of applying the limitations in
Section 8.1. If these benefits exceed, in the aggregate, the limitations in
Section 8.1, the normal retirement benefit under this Plan shall be reduced (but not below zero) until the sum of the benefits of the remaining plans satisfy the limitations.

         8.3      Defined Contribution Plan and Defined Benefit Plan:

                  (a) General Rule: If the Employer or any member of the Extended Group maintains (or has ever maintained) one or more defined contribution plans and one or more defined benefit plans, the sum of the "defined contribution plan fraction" and the "defined benefit plan fraction," as defined below, cannot exceed 1.0 for any Limitation Year. For purposes of this paragraph, participant contributions to a qualified defined benefit plan are treated as a separate defined contribution plan. For purposes of this paragraph, all defined contribution plans of any member of the Extended Group are to be treated as one defined contribution plan and all defined benefit plans of any member of the Extended Group are to be treated as one defined benefit plan, whether or not such plans have been terminated.

                  If the sum of the defined contribution plan fraction and defined benefit plan fraction exceeds 1.0, the Annual Benefit of the defined benefit plans will be reduced so that the sum of the fractions will not exceed 1.0. In no event will the Annual Benefit be decreased below the amount of the accrued benefit to date. If additional reductions are required for the sum of the fractions to equal 1.0, the reductions will then be made to the Annual Additions of the defined contribution plans.

                  (b)      Defined Contribution Plan Fraction:

                           (i) General Rule: The defined contribution plan
                  fraction for any Limitation Year is (1) divided by (2), where:

                                    (1) is the sum of the actual Annual
                           Additions to the participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the annual additions attributable to the participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code
                           Section 415(l)(2), maintained by the Employer); and

                                    (2) is the sum of maximum aggregate amounts
                           for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the participant's Compensation for such year.

                           (ii) If the participant was a participant as of the
                  first day of the First Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by any member of the Extended Group which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                  (c) Defined Benefit Plan Fraction:

                           (i) General Rule: The defined benefit plan fraction
                  for any year is (1) divided by (2), where:

                                    (1) is the projected Annual Benefit of the
                           participant under the Plan (determined as of the close of the Limitation Year), and

                                    (2) is the lesser of

                                            (A) 1.25 times the dollar limitation
                                    (adjusted, if necessary) for such year, or

                                            (B) 1.4 times one hundred percent
                                    (100%) of the participant's Average
                                    Compensation for the high three (3) years
                                    (adjusted, if necessary).

                           (ii) Notwithstanding the above, if the participant
                  was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by any member of the Extended Group which were in existence on May 6, 1986, the denominator of this fraction with not be less than one hundred twenty-five percent (125%) of the sum of the Annual Benefits under such plans which the participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 as in effect for all Limitation Years beginning before January 1, 1987.

         8.4      Definitions:

                  (a) Extended Group: All Subsidiaries and subsidiaries of the Corporation, as defined respectively in Sections 17.10 and 17.11, plus any other company, trade or business which would be included in the definition of subsidiary if such company, trade or business were a corporation. A "member of the Extended Group" means any component member of the Extended Group.

                  (b) Excess Amount: The excess of the participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

                  (c) Limitation Year: A twelve (12) consecutive month period ending on September 30.

                  (d) Maximum Permissible Amount: For a Limitation Year, the Maximum Permissible Amount with respect to any participant shall be the lesser of:

                           (i) $30,000 (increased annually for Limitation Years
                  beginning after December 31, 1987 in accordance with Section 415(d) of the Code to reflect cost-of-living adjustments), or

                           (ii) 25 % of the participant's Compensation for the
                  Limitation Year.

                  (e) Compensation: For purposes of determining compliance with the limitations of Code Section 415, Compensation shall mean a participant's earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with an Employer maintaining the Plan, including, but not limited to, commissions paid to salesmen, compensation for services based on a percentage of profits, commissions on insurance premiums, tips and bonuses, and excluding the following:

                           (i) Employer contributions to a plan of deferred
                  compensation to the extent contributions are not included in gross income of the participant for the taxable year in which contributed, or on behalf of an participant to a simplified employee pension plan to the extent such contributions are deductible under Code Section 210(b)(2), and any distributions from a plan of deferred compensation whether or not includable in the gross income of the participant when distributed (however, any amounts received by a participant pursuant to an unfunded nonqualified plan may be considered as Compensation in the year such amounts are included in the gross income of the participant);

                           (ii) amounts realized from the exercise of a
                  non-qualified stock option, or when restricted stock (or property) held by a participant becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (iii) amounts realized from the sale, exchange or
                  other disposition of stock acquired under a qualified stock option; and

                           (iv) other amounts which receive special tax
                  benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described under Code Section 403(b) (whether or not the contributions are excludable from the gross income of the participant).

                  For purposes of applying the limitations in this Article, amounts included as Compensation are those actually paid or made available to a participant within the Limitation Year. For Limitation Years beginning after December 31, 1988, Compensation shall be limited to $200,000 (unless adjusted in the same manner as permitted under Code
         Section 415(d)). Notwithstanding anything to the contrary in the definition, Compensation shall include any and all items which may be includable in Compensation under Section 415(c)(3) of the Code.

                  In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Compensation of each participant taken into account under the Plan shall not exceed the "OBRA '93 Annual Compensation Limit." The "OBRA '93 Annual Compensation Limit" is $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined ("Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the "OBRA '93 Annual Compensation Limit" will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12. In applying this limitation, the family group of a highly compensated employee (as defined in Code
         Section 414(q)) who is subject to the family member aggregation rules of Code Section 414(q)(6) because such participant is either a "five-percent owner" of the Employer or one of the ten (10) highly compensated employees paid the greatest Compensation during the year, shall be treated as a single participant, except that for this purpose family members shall include only the affected participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted "OBRA '93 Annual Compensation Limit" is exceeded, then the limitation shall be prorated among the affected family members in proportion to each such family members Compensation prior to the application of this limitation, or the limitation shall be adjusted in accordance with any other method permitted by regulation.

         Any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the "OBRA '93 Annual Compensation Limit" set forth in this Section.

                  If Compensation for any prior Determination Period is taken into account in determining a participant's benefits accruing in the current Plan Year, the Compensation for that prior Determination Period is subject to the "OBRA '93 Annual Compensation Limit" in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the "OBRA '93 Annual Compensation Limit" is $150,000.

                  (f) Average Compensation: The average Compensation during a participant's high three (3) years of service, which period is the three (3) consecutive calendar years (or, the actual number of consecutive years of employment for those participants who are employed for less than three (3) consecutive years with the Employer or any member of the Extended Group) during which the participant had the greatest aggregate Compensation from the Employer or any member of the Extended Group.

                  (g) Annual Benefit: A benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which participants do not contribute and under which no rollover contributions are made.

                  (h) Annual Additions: With respect to each Limitation Year, the total of the employer contributions, employee contributions, forfeitures, and amounts described in Code Sections 415(1) and 419A(d)(2) which are allocated on behalf of a participant.

         8.5 Top-Heavy Provisions: For any Plan Year for which this Plan is a Top-Heavy Plan, as defined in Section 8.5(g), any other provisions of this Plan to the contrary notwithstanding, this Plan shall be subject to the provisions of this Section 8.5.

                  (a) Vesting Provisions: Each participant who has completed an "Hour of Service" (as defined in Section 17.5 hereof) after the Plan becomes top heavy and while the Plan is top heavy and who has completed the Service specified in the following table shall be vested in his accrued benefit under this Plan at least as rapidly as is provided in the following schedule; except that the vesting provision set forth in
         Section 2.2 shall be used at any time in which it provides for more rapid vesting:

                  Years of Service                   Vested Percentage
                  ----------------                   -----------------

                  Less than 2 years                          0%
                  2 but less than 3 years                   20%
                  3 but less than 4 years                   40%
                  4 but less than 5 years                   60%
                  5 but less than 6 years                   80%
                  6 years or more                          100%

                  If an account becomes vested by reason of the application of the preceding schedule, it may not thereafter be forfeited by reason of reemployment after retirement pursuant to a suspension of benefits provision, by reason of withdrawal of any mandatory employee contributions to which employer contributions were keyed, or for any other reason. If the Plan subsequently ceases to be top-heavy, the preceding schedule shall continue to apply with respect to any participant who had at least three (3) years of service (as defined in Treasury Regulation Section 1.411(a)-8T(b)(3)) as of the close of the last year that the Plan was top-heavy, except that each participant whose non-forfeitable percentage of his accrued benefit derived from employer contributions is determined under such amended schedule, and who has completed at least three (3) years of service with the employer, may elect, during the election period, to have the non-forfeitable percentage of his accrued benefit derived from employer contributions determined without regard to such amendment if his non-forfeitable percentage under the Plan as amended is, at any time, less than such percentage determined without regard to such amendment. For all other participants, the non-forfeitable percentage of their accrued benefit prior to the date the Plan ceased to be top-heavy shall not be reduced, but future increases in the non-forfeitable percentage shall be made only in accordance with Section 2.2.

                  (b) Minimum Benefit Provisions: Each participant who is a Non-Key Employee, as defined in Section 8.5(h)(iv), shall be entitled to an accrued benefit in the form of a single-life annuity (with no ancillary benefits) beginning at his normal retirement date, that shall not be less than his average annual participant's Compensation, within the meaning of Code Section 415, for years in the Testing Period multiplied by the lesser of: (a) two percent (2%) multiplied by the number of years of Top-Heavy Service or (b) twenty percent (20%). A Non-Key Employee may not fail to receive a minimum benefit because of a failure to receive a specified amount of Compensation or a failure to make mandatory employee or elective contributions.

                  "Testing Period" means, with respect to a participant, the period of consecutive years of Top-Heavy Service, not exceeding five
         (5), during which the participant had the greatest aggregate compensation, within the meaning of Code Section 415, from the Corporation. "Top-Heavy Service" means his Service credited under
         Section 17.5. Top-Heavy Service shall not include any Service before July 1, 1984 or any Service that begins after the close of the last Plan Year in which the Plan was a Top-Heavy Plan. Years before and after such excluded periods shall be considered consecutive for purposes of determining the Testing Period.

                  (c) Limitation on Compensation: A participant's annual Compensation taken into account under this Section 8.5 and for purposes of computing benefits under this Plan shall not be in excess of Two Hundred Thousand Dollars ($200,000). Such amount shall be adjusted automatically for each Plan Year to the amount prescribed by the Secretary of the Treasury or his delegate pursuant to regulations for the calendar year in which such Plan Year commences. For Plan Years beginning on or after January 1, 1994, a participant's annual Compensation taken into account under this Section 8.5 and for purposes of computing benefits under this Plan shall not be in excess of the limitation under Code Section 401(a)(17).

                  (d) Limitation on Benefits: In the event that the Corporation, other Employer or any member of the Extended Group (hereinafter in this Section collectively referred to as a "Considered Company") also maintains a defined contribution plan providing contributions on behalf of participants in this Plan, one of the two following provisions shall apply:

                           (i) If for a Plan Year this would not be a Top-Heavy
                  Plan if "90 percent" were substituted for "60 percent" in
                  Section 8.5(g), then the percentages used in Section 8.5(b) are changed to be the lesser of (i) three percent (3%) multiplied by the number of years of Top-Heavy Service or (ii) the lesser of thirty percent (30%) or twenty percent (20%) plus one percent (I%) for each year the Plan is taken into account under this subsection (a).

                           (ii) If for a Plan Year this Plan would continue to
                  be a Top-Heavy Plan if "90 percent" were substituted for "60 percent" in Section 8.5(g), then the denominator of both the defined contribution plan fraction and the defined benefit plan fraction shall be calculated as set forth in Section 8.3, for the limitation year ending in such Plan Year by substituting "one (1.0)" for "one and twenty-five hundredths (1.25)" in each place such figure appears. This subsection (b) will not apply for such Plan Year with respect to any individual for whom there are no (i) Corporation contributions, forfeitures or voluntary non-deductible contributions allocated to such individual or (ii) accruals for such individual under the defined benefit plan. Furthermore, the limitation rules set forth in Code Section 415(e)(6)(B)(i) shall be applied by substituting "Forty-one Thousand Five Hundred Dollars ($41,500)' for "Fifty-One Thousand Eight Hundred Seventy-Five Dollars ($51,875)" where it appears therein.

                  (e) Coordination With Other Plans: In the event that another defined contribution or defined benefit plan maintained by a Considered Company provides contributions or benefits on behalf of participants in this Plan, such other plan shall be treated as a part of this Plan pursuant to applicable principles prescribed by U.S. Treasury Regulations or applicable IRS rulings (such as Revenue Ruling 81-202 or any successor ruling) to determine whether this Plan satisfies the requirements of Sections 8.5(a), 8.5(b) and 8.5(c) and to avoid inappropriate omissions or inappropriate duplication of minimum contributions. Such determination shall be made upon the advice of counsel by the Committee. In the event a participant is covered by a defined benefit plan which is top-heavy pursuant to Section 416 of the Code, a comparability analysis (as prescribed by Revenue Ruling 81-202 or any successor ruling) shall be performed in order to establish that the plans are providing benefits at least equal to the defined benefit minimum.

                  (f) Distributions to Certain Key Employees: Notwithstanding any other provision of this Plan to the contrary, the entire interest in this Plan of each participant who is a five percent (5%) owner (as described in Section (416)(i)(A) of the Code determined with respect to the Plan Year ending in the calendar year in which such individual attains age 70 1/2), shall be distributed to such participant not later than the first day of April following the calendar year in which such individual attains age 70 1/2.

                  (g) Determination of Top-Heavy Status: The Plan shall be a Top-Heavy Plan for any Plan Year if, as of the Determination Date, the present value of the cumulative accrued benefits under the Plan determined as of the Valuation Date for participants (including former participants) who are Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the Plan for all participants (including former participants) or, if this Plan is required to be in an Aggregation Group, any such Plan Year in which such Group is a Top-Heavy Group.

                  In determining Top-Heavy status, if an individual has not performed one (1) Hour of Service for a Considered Company at any time during the five-year period ending on the Determination Date, any accrued benefit for such individual and the aggregate accounts of such individual shall not be taken into account. The accrued benefit of any employee (other than a Key Employee) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Aggregation Group or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code
         Section 411(b)(1)(C).

                  (h) For purposes of this Section, the capitalized words have the following meanings:

                           (i) "Aggregation Group" means the group of plans, if
                  any, that includes both the group of plans that is required to be aggregated and the group of plans that is permitted to be aggregated. The group of plans that is required to be aggregated (the "required aggregation group") includes:

                                    (1) Each plan of a Considered Company in
                           which a Key Employee is a member, including collectively bargained plans, and

                                    (2) Each other plan, including collectively
                           bargained plans, of a Considered Company which enables a plan in which a Key Employee is a member to meet the requirements of either Code Section 401(a)(4) or 410.

                           The group of plans that is permitted to be aggregated
                  (the "permissive aggregation group") includes the required aggregation group and any plan that is not part of the required aggregation group that the Committee certifies as constituting a plan within the permissive aggregation group. Such plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues to meet the requirements of both Code Sections 401(a)(4) and 410.

                           (ii) "Determination Date" means for any Plan Year the
                  last day of the immediately preceding Plan Year or in the case of the first Plan Year of the Plan, Determination Date means the last day of such Plan Year.

                           (iii) "Key Employee" means an Employee as defined in
                  Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year or any of the preceding four (4) Plan Years, has been included in one of the following categories:

                                    (1) an officer of the Employer (as that term
                           is defined within the meaning of the Regulations under Code Section 416) having annual Compensation greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year;

                                    (2) one of the ten Employees having annual
                           Compensation from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer;

                                    (3) a "five percent owner" of the Employer.
                           "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code
                           Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer, or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Employers that would otherwise be aggregated under Code Sections 414(b),
                           (c), (m) and (o) shall be treated as separate employers; or

                                    (4) a "one percent owner" of the Employer
                           having an annual Compensation from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer, or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and
                           (o) shall be treated as separate Employers. However, in determining whether an individual has Compensation of more than $150,000, Compensation from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

                           For purposes of this Section, the determination of
                  Compensation shall be based only on Compensation which is actually paid and shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the participant under Code Sections 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in Code
                  Section 414(h)(2) that are treated as Employer contributions.

                           (iv) A "Non-Key Employee" means any employee (and any
                  beneficiary of an employee) who is not a Key Employee.

                           (v) "Top-Heavy Group" means the Aggregation Group, if
                  as of the applicable Determination Date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group plus the aggregate of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group exceeds sixty percent (60%) of the sum of the present value of the cumulative accrued benefits for all employees, excluding former Key Employees as provided in paragraph (i) below, under all such defined benefit plans plus the aggregate accounts for all employees, excluding former Key Employees as provided in paragraph (i) below, under all such defined contribution plans. In determining Top-Heavy status, if an individual has not performed one (1) Hour of Service for a Considered Company at any time during the five-year period ending on the Determination Date, any accrued benefit for such individual and the aggregate accounts of such individual shall not be taken into account. If the Aggregation Group that is a Top-Heavy Group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as Top-Heavy Plans. If the Aggregation Group is not a Top Heavy Group, no plan within such group will be a Top-Heavy Plan.

                  (i) In determining whether this Plan constitutes a Top Heavy Plan, the Committee (or its agent) will make the following adjustments in connection therewith:

                           (i) When more than one plan is aggregated, the
                  Committee shall determine separately for each plan as of each plan's Determination Date the present value of the accrued benefits (for this purpose using the actuarial assumptions set forth in the applicable plan, and if such assumptions are not set forth in the applicable plan, using the assumptions set forth in this Plan) or account balance. The results shall then be aggregated by adding the results of each plan as of the Determination Dates for such plans that fall within the same calendar year.

                           (ii) In determining the present value of the
                  cumulative accrued benefit (for this purpose using the actuarial assumptions set forth in Section 17.13 hereof) or the amount of the account of any employee, such present value or account will include the amount in dollar value of the aggregate distributions made to such employee under the applicable plan during the five-year period ending on the Determination Date unless reflected in the value of the accrued benefit or account balance as of the most recent Valuation Date. The amounts will include distributions to employees which represented the entire amount credited to their accounts under the applicable plan.

                           (iii) Further, in making such determination, such
                  present value or such account shall not include any rollover contribution (or similar transfer) initiated by the employee and made after December 31, 1983 to an applicable plan.

                                    (1) If the rollover contribution (or similar
                           transfer) is initiated by the employee and made to or from a plan maintained by a Considered Company, the plan providing the distribution shall include such distribution in the present value or such account; the plan accepting the distribution shall not include such distribution in the present value or such account unless the plan accepted it before December 31, 1983.

                                    (2) If the rollover contribution (or similar
                           transfer) is not initiated by the employee or made from a plan maintained by a Considered Company, the plan accepting the distribution shall include such distribution, in the present value or such account, whether the plan accepted the distribution before or after December 31, 1983; the plan making the distribution shall not include the distribution in the present value or such account.

                           (iv) Further, in making such determination, in any
                  case where an individual is a Non-Key Employee with respect to an applicable plan but was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit and any account of such employee shall be altogether disregarded. For this purpose, to the extent that a Key Employee is deemed to be a Key Employee if he or she met the definition of Key Employee within any of the four (4) preceding Plan Years, this provision shall apply following the end of such period of time.

                  (j) "Valuation Date" means for purposes for determining the present value of an accrued benefit as of the Determination Date the date determined as of the most recent valuation date which is within a twelve-month period ending on the Determination Date. For the first plan year of a plan, the accrued benefit for a current employee shall be determined either as if the individual (i) terminated service as of the Determination Date or (ii) terminated service as of the Valuation Date, but taking into account the estimated accrued benefit as of the Determination Date. The Valuation Date shall be determined in accordance with the principles set forth in Q.&A. T-25 of Treasury Regulations Section 1.416-1.

                  (k) For purposes of this Section, "Compensation" shall have the meaning given to it in Section 8.4(e) of the Plan.

                                    SECTION 9
                 Payment of Retirement Income and Other Benefits

         9.1 Normal Form of Benefits Payment. Except as otherwise specifically provided, payment of a participant's Monthly Retirement Income or Monthly Vested Termination Benefit in accordance with Sections 4 or 6 shall be made to him as follows:

                  (a) A participant who has a spouse on the date as of which such payments commence and who has not made an election in accordance with paragraphs (b) and (c) below or Section 9.2 shall receive payments in the form of a joint and survivor annuity and such payments shall be actuarially equivalent to the amount of Monthly Retirement Income or Monthly Vested Termination Benefit otherwise payable to the participant in accordance with Sections 4 or 6 on a life annuity basis. Such joint and survivor annuity shall provide for a reduced Monthly Retirement Income or Monthly Vested Termination Benefit continuing during the participant's lifetime, and upon the participant's death, payment of one-half of such reduced Monthly Retirement Income or reduced Monthly Vested Termination Benefit shall be made to such spouse if such spouse is then living. The benefit payments described in this paragraph (a) will commence to be paid to the participant, if then living, as of his Retirement Date or, in the case of a Vested Terminated participant, on the date on which his Monthly Vested Termination Benefits actually commence. The monthly payments to which a participant's spouse is entitled under this paragraph (a) shall commence as of the first day of the month following the month in which the participant dies and the last such payment shall be made as of the first day of the month in which the spouse dies.

                  (b) A participant who has one or more Hours of Service and who is entitled to payment of a Monthly Retirement Income or a Monthly Vested Termination Benefit commencing on or after the Effective Date and who has a spouse on the date as of which such benefit payments commence shall receive payments in the form of a joint and survivor annuity pursuant to paragraph (a) above unless such spouse has consented to an election to waive the joint and survivor annuity pursuant to Section 9.4 below.

                  (c) A participant who does not qualify for a joint and survivor annuity under paragraphs (a) and (b) above, or a participant who prior to the date as of which his payments commence elects in accordance with Section 9.4 not to receive a Monthly Retirement Income or a Monthly Vested Termination Benefit in the form of a joint and survivor annuity, shall receive a Monthly Retirement Income or a Monthly Vested Termination Benefit in accordance with Sections 4 or 6, whichever applies, on a single life annuity basis as described in
         Section 4.1.

         A former participant who is entitled to a Monthly Vested Termination Benefit shall only be entitled to a benefit payable under this Section 9.1 and shall not be entitled to elect any of the options described in the remainder of this Section 9. Each such former participant shall in all cases commence such payment no later than the first day of the month following the month in which he attains age 65.

         9.2 Optional Forms of Monthly Benefits. In lieu of the normal forms and amounts of Monthly Retirement Income specified in Section 9.1 and subject to the provisions of Sections 9.1(b), 9.3 and 9.4, a participant may elect a Monthly Retirement Income of an actuarially equivalent value in one of the following optional forms except that a Disabled Terminated Employee may not elect a Level Income Option or a Commuted Value Option and except that a participant in Monthly Vested Termination Benefits may not elect any of the following Options:

                  (a)      Options.

                           (i) A Ten-Year Certain and Continuous Option
                  providing the participant with an amount of Monthly Retirement Income until his death with the provision that if the participant dies before 120 monthly payments are made there shall be a continuing payment of the same amount to a beneficiary or beneficiaries designated by him for the balance of such 120 payments, or if the beneficiary or beneficiaries are an estate or trust or trusts, then the balance will be paid as provided herein. No payment to an estate or trust shall be made prior to 120 days from the participant's death. Such balance will first become payable on the 120th day after the participant's death. The beneficiary may irrevocably elect in writing, within 60 days said 120th day, and before the beneficiary receives any payment, to receive distribution in either (1) a lump sum or (2) in monthly installments until a total of 120 monthly payments have been made to the participant and his beneficiary. If no such election is made within such period, the balance will be paid in a commuted lump sum amount. The beneficiary may submit a written statement of his election to the Plan Committee at any time after the participant's death to be effective on the 121st day after the participant's death.

                           (ii) A Contingent Annuitant Option providing the
                  participant with an amount of Monthly Retirement Income until his death, with the provision that a payment of 100 percent, 75 percent, 50 percent or 25 percent of that monthly amount (as the participant elects) will be made to his surviving contingent annuitant (designated by the participant) for life.

                           (iii) A Level Income Option providing a participant
                  who retires early pursuant to Section 4.5 with an increased amount of retirement income up to age 62 or age 65 if he retires prior to age 62, or up to age 65 if he retires after age 62, at which time the amount of his retirement income shall be decreased commencing with the first day of the month following the month in which he attains either age 62 or 65. The amount of decrease at age 62 or age 65, whichever is applicable, shall be equal to the amount of his Old Age Insurance benefit under the Social Security Act as estimated by the Plan Committee, to which the participant will then be entitled.

                           (iv) A Level Income Option in conjunction with one of
                  the optional forms of payment described in paragraphs (a)(i) or (a)(ii) above, providing the participant with an amount of Monthly Retirement Income determined in accordance with paragraph (a)(iii) above except that the monthly amount otherwise payable to the participant during his life under paragraph (a)(iii) will be further reduced at the time of his retirement to provide for a continuation of monthly payments, commencing with the first day of the month next following the month in which the participant dies, in accordance with paragraphs (a)(i) or (a)(ii) above (as the participant elects).

                           (v) A Reversionary Contingent Annuitant Option with
                  the participant's spouse as the contingent annuitant providing the participant with a reduced amount of Monthly Retirement Income with the provision that if the participant predeceases his spouse, payment of the same monthly amount or 75 percent, 50 percent or 25 percent of that monthly amount (as the participant elects) shall be made to his surviving spouse for life and if the participant's spouse predeceases the participant, the participant's Monthly Retirement Income shall revert to a single life annuity basis commencing with the first day of the month next following the month in which such spouse dies.

                           (vi) Other Optional forms may be elected by a
                  participant with the approval of the Plan Committee and in accordance with the rules adopted by the Plan Committee for this purpose.

                  (b) Limitation on Certain Options. Notwithstanding the provisions of paragraphs (a)(ii), (a)(iv), and (a)(v) above, the options reflected in said paragraphs shall not be available unless the actuarial value of the amounts paid to the participant shall be more than 50 percent of the actuarial value of the total payments to be made to the participant and to his beneficiaries; provided, however, that this limitation shall not be applicable where all the following conditions are satisfied:

                           (i) The beneficiary is the participant's spouse;

                           (ii) The distribution is in the form of periodic
                  payments starting with the participant's retirement;

                           (iii) Each payment made to the spouse can be no
                  greater than each payment made to the participant; and

                           (iv) Such payments cannot be made over a period which
                  extends longer than 30 years from the participant's Normal Retirement Date. In determining whether a particular option for a particular participant is within the limitation of this paragraph, the determination shall be made as of the participant's actual retirement date, shall be based on a 30-year period beginning with the participant's Normal Retirement Date, and shall be determined by the terms of the options selected and the life expectancy of the participant and his beneficiary at time of retirement, as determined by appropriate actuarial data.

                  Provided, further, that:

                           (v) Paragraph (iv) above shall not apply where a
                  Contingent Annuitant Option is elected under Section 9.2(a)(ii) or 9.2(a)(iv) in which the participant's spouse is the contingent annuitant, and

                           (vi) The limitations contained in this paragraph (b)
                  shall not apply where the Level Income Option is elected in conjunction with the Ten Year Certain and Continuous Option.

         9.3 Adjustments for Disabled Terminated Employees. Notwithstanding the provisions of Section 9.1(a) and Section 9.2, the monthly amount payable under
Section 9.1(a) and Section 9.2 to a participant who is a Disabled Terminated Employee, and who elects early retirement and commences to receive Monthly Early Retirement Income prior to his Normal Retirement Date after the actuarial adjustments provided for in Section 9.1(a) and Section 9.2 have been made following reduction pursuant to Section 4.5 for the effect of early payment of Monthly Retirement Income prior to his Normal Retirement Date, shall be increased by a special supplement effective as of the date he commences to receive such Monthly Early Retirement Income, by the amount of such actuarial adjustment, and such increased monthly amount shall be payable thereafter to such Disabled Terminated Employee, until the earliest of the following dates:

                  (a) The first day of the month following the date he ceases to be classified as a Disabled Terminated Employee; or

                  (b) his Normal Retirement Date; or

                  (c) the first day of the month following the month in which his death occurs.

         9.4 Election and Discontinuance of Options. An election by a participant who is not a Disabled Terminated Employee of an optional form of Monthly Retirement Income specified in Section 9.2 shall be subject to the following:

                  (a) An election of an option must be in writing signed and dated by the participant, and filed with the Plan Committee.

                  (b) Unless otherwise provided in this Section 9.4, a participant's benefits under the Plan shall commence on his Retirement Date, which shall be the effective date of such option.

                  (c) Any election to waive the joint and survivor annuity under
         Section 9.1(b) and to elect benefits payable under Sections 9.1(c) or
         9.2 shall not be effective unless:

                           (i) the spouse of the participant consents in writing
                  to such election and acknowledges the effect of such election on forms provided by and filed with the Plan Committee and witnessed by a plan representative or a notary public; or

                           (ii) it is established that there is no spouse, the
                  spouse cannot be located, or under such other circumstances as may be provided by regulations prescribed by the Code.

                           (iii) The spousal consent must designate a specific
                  beneficiary and a specific form of benefit. Such designations may not be changed without spousal consent.

                  The election must be filed during the period described in paragraph (e) below for married participants and may be changed or revoked in writing by the participant at any time during such period. The number of revocations shall not be limited. The election may be revoked but not changed by the participant without consent of the participant's spouse in accordance with this paragraph. Any consent by a spouse pursuant to this paragraph shall be irrevocable and shall be effective only with respect to such spouse.

                  Notwithstanding anything in this Section 9.4 to the contrary, an election to waive the joint and survivor annuity under Section 9.1(b) shall not be required where the participant elects a 50 percent, 75 percent, or 100 percent Contingent Annuitant Option in accordance with Section 9.2(a)(ii) with his spouse as the surviving contingent annuitant.

                  (d) A participant may elect an option under Sections 9.1 and
         9.2 at any time prior to his Retirement Date.

                  In all events a married participant must make the election to waive the joint and survivor annuity pursuant to paragraph (c) above within the 90-day period ending on the participant's "annuity starting date." For purposes of this Section, the "annuity starting date" means the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the participant to such benefit.

                  Within a reasonable period of time before the "annuity starting date," the married participant shall be provided with a written notification, in nontechnical terms, of the terms and conditions of the joint and survivor annuity and the effect of electing not to receive it, including the financial effect upon the participant's annuity in terms of dollars per annuity payment, the participant's right to make, and the effect of, an election under paragraph (c) to waive the joint and survivor annuity form of benefit, and the rights of the participant's spouse and the right to make, and the effect of, a revocation of an election under paragraph (c).

                  If a married participant does not elect a benefit payment form other than the joint and survivor annuity during this 90 day period, he shall be deemed to have elected the joint and survivor annuity. If the married participant does not elect out of another benefit payment form back into the joint and survivor annuity during this 90 day period, he shall be deemed to have elected to receive the other benefit payment form. If a married participant elects out of a benefit payment form other than the joint and survivor, he may only elect into a joint and survivor benefit in which case he may thereafter, within the election period, only change his election in the manner set forth in paragraph
         (c) to a single life annuity.

                  An unmarried individual may also elect out of a benefit payment form other than a single life annuity during such 90 day period ending on the participant's "annuity starting date." In lieu of his prior election he may elect only the single life annuity provided in
         Section 9.1(c) and he may thereafter not elect any other payment form.

                  (e) A participant who has elected an option may revoke or change it at any time prior to the effective date of the option by written election filed with the Plan Committee. A revocation or change of an option may be made without the consent of any person the participant had designated in the option; provided, however, that any revised election shall be subject to the requirements of paragraph (c) above. A participant may revoke an election of one of the options set forth in Sections 9.1 and 9.2 on or after the effective date of the option only with the approval of the Plan Committee.

                  (f) If a participant who had elected an optional form of monthly benefit under Sections 9.1(c) and 9.2 dies before the effective date of the option, the option elected will be cancelled automatically and no benefits will be paid to any person under the option except as provided in Sections 9.5 and 9.6.

                  (g) If a participant elects a Ten Year Certain and Continuous Option under Section 9.2(a)(i) or in conjunction with Sections 9.2(a)(iv) or 9.2(a)(v) and the person designated by him under the option dies after the effective date of the option with the participant still then living, the option shall remain in effect and the participant may designate another person or persons to receive any benefits payable under the option after his death.

                  (h) If the participant elects a Contingent Annuitant Option under Section 9.2(a)(ii) or in conjunction with Sections 9.2(a)(iv) or 9.2(a)(v) and the person designated by him dies before the effective date of the option, the option elected will be cancelled automatically and the participant's Monthly Retirement Income will be paid to him under the normal form unless a new election can be and is made for the participant.

                  (i) If a participant elects a Contingent Annuitant Option under Section 9.2(a)(ii) or in conjunction with one of the optional forms of payment described in Sections 9.2(a)(iv) or 9.2(a)(v) and the person designated by him dies after the effective date of the option, pay-ments under the option then being made to the participant shall continue for the remainder of the participant's life.

                  An election by a participant who is a Disabled Terminated Employee of an optional form of Monthly Retirement Income specified in
         Section 9.2 shall be subject to the following and subject to the above provisions of this Section 9.4 except as modified by the following:

                  (j) A participant who (i) is a Disabled Terminated Employee,
         (ii) has attained age 55 years, but less than 65 years, and (iii) has not commenced to receive Monthly Retirement Income, may elect an optional form of benefit payments provided by Section 9.2 other than a Level Income Option with such election to become effective on the later of the first of the month following the month in which he attains age 55 years or his Disability Termination Date. Such participant upon commencing to receive Monthly Retirement Income at either an Early Retirement Date or his Normal Retirement Date may elect at any time prior to his Retirement Date (i) to retain the optional form of benefit payments which he had previously elected, (ii) receive his Monthly Retirement Income in the normal form as provided by Section 9.1, or
         (iii) elect an optional form of benefit payments, other than a Level Income Option, available under Section 9.2 if he had not previously elected an optional form of benefit payments.

         9.5 Spouse's Retirement Income Benefit. A Spouse's Retirement Income Benefit in an amount determined below will be payable with respect to the "Eligible Surviving Spouse" (as defined below) of a participant who:

                  (a) dies after completion of 5 or more years of Vesting Service and before his Normal Retirement Date (or, if applicable, his Late Retirement Date) (i) while employed by an Employer and after attaining age 50 or (ii) while in the status of a Disabled Terminated Employee and after attaining age 55, or

                  (b) dies after completion of 20 or more years of Vesting Service while employed by an Employer.

         A participant's "Eligible Surviving Spouse" means the person to whom he was married on the date of his death.

         The Spouse's Retirement Income Benefit shall be a monthly amount payable for life to the participant's Eligible Surviving Spouse and shall be equal to fifty percent (50%) of the Monthly Retirement Income that would have been payable to the participant in accordance with Section 9.1(a) if the participant had retired on the date of his death and had commenced to receive benefits on the first day of the month next following the month in which his death occurred and based upon his Benefit Service and Average Monthly Earnings as of the date of his death and calculated under Section 4 of the Plan. Such Benefit shall commence on the first day of the month following the month in which the participant's death occurred.

         This Section shall also be applicable to any participant, as defined in
Section 2, who works beyond his Normal Retirement Date and who dies prior to his Late Retirement Date.

         A Spouse's Retirement Income Benefit will also be paid to an Eligible Surviving Spouse of any participant who dies on or after his Normal Retirement Age or his Early Retirement Date and prior to commencement of receipt of benefits hereunder, if his Eligible Surviving Spouse would be otherwise deprived of a benefit hereunder of at least a monthly amount, or the equivalent thereof, equal to the Spouse's Retirement Income Benefit. If the Eligible Surviving Spouse takes under this Section, all other optional forms of benefits and other Beneficiaries and/or contingent annuitants shall be revoked.

         9.6 Special Spouse's Retirement Income Benefit. A special Spouse's Retirement Income Benefit in an amount determined below will be payable with respect to the Eligible Surviving Spouse of a participant who dies (i) after completion of 10 or more years of Vesting Service, (ii) while in the status of a Disabled Terminated Employee, and (iii) before attaining age 55.

         The Special Spouse's Retirement Income Benefit shall be a monthly amount payable for life to the participant's Eligible Surviving Spouse and shall be equal to fifty percent (50%) of the Monthly Retirement Income that would have been payable to the participant in accordance with paragraph 9.1(a) if the participant had retired on the date of his death and had been permitted by the terms of this Plan to commence to receive benefits on the first day of the month next following the month in which his death occurred and based upon his Benefit Service and Average Monthly Earnings as of the date he is deemed to be on Long-Term Disability and computed without any reduction for the effect of receipt of Monthly Retirement Income at an Early Retirement Date. Such Benefit shall commence on the first day of the month following the month in which the participant's death occurred.

         9.7      Surviving Spouse Benefit.

                  (a) Subject to the provisions of this Section 9.7, a Surviving Spouse Benefit in an amount determined below will be payable with respect to a participant's Eligible Surviving Spouse as defined in
         Section 9.5 with respect to a participant who has at least one Hour of Service, and who dies after completion of 5 or more years of Vesting Service and before commencement of his Monthly Retirement Income or his Monthly Vested Termination Benefit. The amount of the Surviving Spouse Benefit shall be equal to:

                           (i) in the case of a participant who dies after the
                  first day on which the participant would have attained his Early Retirement Date, the amount that would have been paid to the Eligible Surviving Spouse had the participant retired on the day preceding his date of death and had then immediately commenced receiving benefits pursuant to Section 9.1(a) in the form of a joint and survivor annuity;

                           (ii) in the case of a participant who dies on or
                  before the first day on which the participant would have attained his Early Retirement Date, the amount that would have been paid to the Eligible Surviving Spouse pursuant to Section 9.1(a) in the form of a joint and survivor annuity had the participant:

                                    (A) separated from service on the date of
                           his death (if an active employee);

                                    (B) survived to the first day on which he
                           would have attained his Early Retirement Date; and

                                    (C) died on the day after the first day on
                           which he would have attained his Early Retirement
                           Date.

                  A Surviving Spouse Benefit shall be payable to the Eligible Surviving Spouse on the first day of the month next following the month in which the participant would have first attained his Early Retirement Date.

                  (b) The Plan shall fully subsidize the costs of the Surviving Spouse Benefit in the case of a participant who satisfies the provisions of paragraph (a) and who dies while in the employ of the Company or an Employer. In the case of a participant who satisfies the provisions of paragraph (a) and who is no longer in the employ of the Employer immediately prior to the commencement of Monthly Vested Termination Benefits, the Monthly Vested Termination Benefit of such participant shall be reduced for each complete twelve month period in which such participant had not elected to waive the Surviving Spouse Benefit as provided in paragraph (c) beginning with the first day of the month in which the participant separates from service in the following manner: one-tenth of one percent for each complete twelve month period until age 45, two-tenths of one percent for each complete twelve month period beginning with the first day of the month in which the participant attains age 45 until age 55, and five-tenths of one percent for each complete twelve month period beginning with the first day of the month in which the participant attains age 55 until commencement of payment of benefits. Such reduction shall only apply for each complete twelve month period in which no election to waive the Surviving Spouse Benefit is in effect under paragraph (c).

                  (c) Participants who are entitled to a Monthly Vested Termination Benefit payable under Sections 6.1 and 6.2 may elect to waive the Surviving Spouse Benefit as provided in this paragraph (c). Such election to waive the Spouse's Survivor Annuity must be made on forms provided by and filed with the Plan Committee and shall not be effective unless:

                           (i) the Eligible Surviving Spouse of the participant
                  consents to and acknowledges the effect of such election on forms provided by the Plan Committee and witnessed by a plan representative or a notary public; or

                           (ii) it is established that there is no spouse, the
                  spouse cannot be located, or under such other circumstances as may be provided by regulations prescribed by the Code.

                  Such election may be filed at any time beginning with the Employment Termination Date and ending with the date of the participant's death and may be changed or revoked in writing by the participant at any time until the date of the participant's death. The election may be revoked but not changed by the participant without the consent of the participant's spouse in accordance with this paragraph. Any consent by a spouse pursuant to this paragraph shall be irrevocable and shall be effective only with respect to such spouse.

                  As soon as practicable after the Employment Termination Date, the participant shall be provided with a written notification, in nontechnical terms, of the terms and conditions of the Surviving Spouse Benefit and the effect of electing not to receive it, including the financial effect upon the participant's annuity, the participant's right to make, and the effect of an election to waive the Surviving Spouse Benefit, the rights of the participant's spouse, and the effect of a revocation of an election.

                  The Monthly Vested Termination Benefit payable to a participant who elects to waive the Surviving Spouse Benefit shall not be reduced as provided by paragraph (b) above for the period covered by such election.

                  (d) An Eligible Surviving Spouse who is entitled to payment of benefits under Sections 9.5 or 9.6 shall not be entitled to payment of benefits under this Section 9.7.

         9.8      Special Payment Limitations.

                  (a) Unless an election by a participant to defer payment is approved by the Plan Committee, payment of benefits under the Plan to a participant shall commence not later than the 60th day after the latest of the end of the calendar year in which:

                           (i) The participant attains age 65 years;

                           (ii) The tenth anniversary of the year in which the
                  participant commenced participation in the Plan occurs; or

                           (iii) the participant terminates his employment with
                  all the Employers.

                  No deferral of commencement of benefits elected under this Section shall be permitted unless the present value of the benefits payable to the participant at the end of the deferral period pursuant to the payment option elected by the participant shall be more than 50% of the present value of benefits payable to the participant and his beneficiaries, subject to the qualifications established in Section 9.2(b) of the Plan. If a participant elects to defer payment of benefits as permitted in this Section, such election shall be filed in writing with the Committee no earlier than 90 days prior to age 65 and no later than 60 days prior to such age and must be accompanied by an election of a payment option pursuant to which benefits shall be payable to the participant and his beneficiaries at the end of such deferral period. Such payment option shall, when accepted by the Committee, be irrevocable. Provided, however, that no election under this paragraph shall be accepted for consideration from any participant unless and until the Committee adopts rules permitting and implementing such deferral elections. Such rules shall specify, with such particularity as the Committee in its discretion deems appropriate, the nature and terms of deferral elections available to participants together with any election or approval procedure deemed appropriate by the Committee which is consistent with this paragraph.

                  (b) Notwithstanding anything in this Section 9 to the contrary, in no event shall payment of benefits under the Plan to a participant commence later than the date the participant attains age 70-1/2 or if later, in the case of a participant who is not a Key Employee in a Top Heavy Plan as described in Section 8.5(g), the date he retires.

                  (c) Any participant who commences to receive benefits, notwithstanding anything in paragraphs (a) and (b) to the contrary, the entire interest of a participant under the Plan must be distributed:

                           (i) not later than the Required Beginning Date; or

                           (ii) commencing not later than the Required Beginning
                  Date, in accordance with applicable regulations under the Code, over the life of such participant or over the lives of such participant and a designated beneficiary.

                  (d) The Required Beginning Date shall mean April 1 of the calendar year following the later of:

                           (i) the calendar year in which the participant
                  attains age 70-1/2; or

                           (ii) in the case of a participant who is not a
                  5-percent owner (as defined in Section 416 of the Code), the calendar year in which the participant retires under the Plan.

                  If a participant dies before his entire interest under the Plan has been distributed to him, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used under paragraph (c)(2) above as of the date of his death.

                  (e) Where payment of a participant's Monthly Retirement Income or Monthly Vested Termination Benefit has not commenced prior to the date of the participant's death and payments are to be made to the Eligible Surviving Spouse as provided in Sections 9.5, 9.6 and 9.7, amounts payable shall be distributed to the Eligible Surviving Spouse (in accordance with regulations under the Code) over the life of the spouse.

         9.9 Payment of Small Amounts. If upon his retirement or other termination of employment the lump sum actuarially equivalent value of the portion of a participant's monthly benefits attributable to Employer Contributions does not exceed $3,500, the Plan Committee, in its discretion, may direct that a lump sum payment equal to the lump sum actuarially equivalent value of such participant's accrued benefits be paid to the participant. The lump sum actuarial equivalent value of the participant's accrued benefits shall be determined as of the date of the distribution and by using an interest rate not greater than the interest rate which would be used by the Pension Benefit Guaranty Corporation at the beginning of the Plan Year for determining lump sum distributions on plan termination.

         A benefit is "immediately distributable" if any part of the benefit may be distributed to the participant before the later of Normal Retirement Date or age 62.

         9.10 Hourly-Paid Employees Transferred to Salaried Basis. The Monthly Retirement Income payable to a participant, who was an hourly-paid employee prior to the date his participation under this Plan commenced and who is otherwise entitled to a benefit under an hourly-paid employee's pension plan maintained by the Corporation or its subsidiaries (the "Hourly Plan"), with respect to his participation in this Plan and his participation in the Hourly Plan shall be the greater of:

                  (a) The Monthly Retirement Income or Monthly Vested Termination Benefit computed under this Plan as if all Benefit Service accrued under the Hourly Plan and this Plan had been accrued under this Plan alone; or

                  (b)      The sum of:

                           (i) The Monthly Retirement Income or Monthly Vested
                  Termination Benefit under this Plan computed on the basis of his Benefit Service solely attributable to his service with the Employers on and after the date his participation in this Plan commenced; and

                           (ii) His non-contributory Regular Benefits under the
                  Hourly Plan determined on the basis of his Benefit Service accrued under the Hourly Plan prior to the date his participation in this Plan commenced. Such Regular Benefits shall be computed on the basis of the provisions of the Hourly Plan as in effect on the date he ceased to be an hourly employee actively participating thereunder.

         There shall be no duplication of Benefits for the same period of time and if paragraph (a) above is applicable, the benefits payable hereunder shall be reduced by the amount of benefits payable under the Hourly Plan. A participant subject to this Section 9.10 must retire under both the Hourly Plan and this Plan at the same time, must elect the same form of pension payments, must name the same beneficiaries and must make all other elections in the same manner under both the Hourly Plan and this Plan. If such participant qualified as a Prior Employer Participant under the

Hourly Plan, he shall be considered a Prior Employer Participant under this Plan to the same extent as under the Hourly Plan.

         9.11 Payment of Distribution Directly to Eligible Retirement Plan. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         9.12     Definitions.

                  (a) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (b) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (c) Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                  (d) Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         9.13     Limitation of Benefits upon Termination.

                  (a) Benefits distributed to any of the twenty-five (25) most highly compensated employees (as defined in Code Section 414(q) and the regulations thereunder) and highly compensated former employees with the greatest compensation in the current or prior year are restricted such that the monthly payments are no greater than an amount equal to the monthly payment that would be made on behalf of such individual under a straight line annuity that is the actuarial equivalent of the sum of the individual's accrued benefit, the individual's other benefits under the Plan (other than a social security supplement within the meaning of Treasury Regulation 1.411(a)-7(c)(4)(ii)), and the amount the individual is entitled to receive under a social security supplement. However, the limitation of this Section shall not apply if:

                           (i) after payment of the benefit to an individual
                  described above, the value of Plan assets equals or exceeds 110 percent of the value of current liabilities, as defined in Code Section 412(l)(7);

                           (ii) the value of the benefits for an individual
                  described above is less than one percent of the value of current liabilities before distribution; or

                           (iii) the value of the benefits payable under the
                  Plan to an individual described above does not exceed $3,500.

                  (b) For purposes of this Section, benefit includes any periodic income, any withdrawal values payable to a living participant, and any death benefits not provided for by insurance on the individual's life.

                  (c) An individual's otherwise restricted benefit may be distributed in full to the affected individual if, prior to receipt of the restricted amount, the individual enters into a written agreement with the Committee to secure repayment to the Plan of the restricted amount. The restricted amount is the excess of the amounts distributed to the individual (accumulated with reasonable interest) over the amounts that could have been distributed to the individual under the straight life annuity described above (accumulated with reasonable interest). The individual may secure repayment of the restricted amount upon distribution by:

                           (i) entering into an agreement for promptly
                  depositing in escrow with an acceptable depositary, property having a fair market value equal to at least 125 percent of the restricted amount;

                           (ii) providing a bank letter of credit in an amount
                  equal to at least 100 percent of the restricted amount; or

                           (iii) posting a bond equal to at least 100 percent of
                  the restricted amount. The bond must be furnished by an insurance company, bonding company or other surety for federal bonds.

                  (d) The escrow arrangement may permit an individual to withdraw from escrow amounts in excess of 125 percent of the restricted amount. If the market value of the property in an escrow account falls below 110 percent of the remaining restricted amount, the individual must deposit additional property to bring the value of the property held by the depositary up to 125 percent of the restricted amount. The escrow arrangement may provide that the individual has the right to receive any income from the property placed in escrow, subject to the individual's obligation to deposit additional property, as set forth in the preceding sentence.

                  (e) A surety or bank may release any liability on a bond or letter of credit in excess of 100 percent of the restricted amount.

                  (f) If the Committee certifies to the depositary, surety or bank that the individual (or the individual's estate) is no longer obligated to repay any restricted amount, a depositary may deliver to the individual any property held under an escrow arrangement, and a surety or bank may release any liability on an individual's bond or letter of credit.

                  (g) Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1994, compliance with the Plan and Treasury Regulations then in effect shall be deemed compliance with this Section.

                                   SECTION 10.
                                  Reemployment

         10.1 Reinstatement of Participation. If a former participant is reemployed by an Employer or if a participant who is receiving or is entitled to receive a Monthly Retirement Income or Monthly Vested Termination Benefits is reemployed by an Employer or a Subsidiary (referred to below as a "rehired employee"), and meets the eligibility requirements described in Section 2 on or after the date of his reemployment he shall become an active participant on the first date he meets such requirements.

         If payment of a participant's Monthly Retirement Income or Monthly Vested Termination Benefit pursuant to Code Section 411(a)(7)(B) has taken place, such participant, upon reemployment with the Employer, may repay the value of his Monthly Retirement Income or Monthly Vested Termination Benefit, plus interest at the rate determined under Code Section 411(c)(2)(C), to the Plan. The period to make such repayment shall not exceed the earlier of five (5) consecutive one year Breaks in Service or five (5) years from the date of reemployment with the Employer.

         10.2     Determination of Benefits.

                  (a) No benefits shall be payable to a rehired employee under the Plan after his rehire during each month of his reemployment in which he works at least 40 or more actual hours. Benefits payable to a retired employee after his period of reemployment ends shall be the Monthly Retirement Income payable at his subsequent retirement including the additional benefit accrued, if any, during his period of reemployment in accordance with the provisions of the Plan as in effect on the date his reemployment ends, plus the benefit which was suspended on the date of his reemployment as adjusted according to Section 10.3.

                  (b) Reemployment Outside the Controlled Group. If a former participant who is receiving or is entitled to receive a Monthly Retirement Income or Monthly Vested Termination Benefit is reemployed by any entity in which the Company has a less than 80% interest, including a subsidiary, Affiliate Company or Affiliate Unit, or any other entity in which the corporation directly or indirectly has at least a 10% ownership interest, no benefits shall be payable to him under the Plan during the period of reemployment. Benefits for such employee shall again be payable at the earlier of the date his reemployment ends or his Normal Retirement Age, determined in either case according to Section 10.3.

         10.3 Determination of Suspended Benefits. When benefit payments which are suspended according to Sections 10.1 and 10.2 are resumed, the monthly payment shall be increased such that the benefit at the time payments are resumed shall be equal to the sum of: (a) the Required Benefit at the time the payments were suspended due to reemployment, plus (b) the amount of any benefit which is in excess of the Required Benefit at the time payments were suspended due to reemployment reduced by 1/120th of such excess amount for each month such employee was reemployed. For purposes of this paragraph, the term "Required Benefit" shall mean the actuarial equivalent of the Monthly Retirement Income or Monthly Vested Termination Benefit payable at Normal Retire-ment Date which had been accrued at the time of the first termination of the participant's employment and resulting commencement of benefits prior to the suspension of such benefits as provided in this Section 10.

                                   SECTION 11
                             Employer Contributions

         11.1 Employer Contributions. The Employers will contribute to the Plan from time to time such amounts as shall be determined by the "Qualified Actuary" (as defined in Section 17.12) at least sufficient to meet the normal costs for the Plan and to amortize the past service liability of the Plan over the amortization period required by applicable funding requirements imposed by federal law. In no event shall the Employer Contributions for any year exceed the amount which is deductible by the Employers for tax purposes for that year. Nothing in this Section 11.1 shall be deemed to prevent the Employers from making contributions to the Trust Fund in an amount which is greater than the amount which is required to be contributed in accordance with this Section 11.1.

         11.2 Application of Forfeitures. Benefits that would have been payable to a participant if his employment with the Employers had not terminated before he was eligible to receive a Monthly Retirement Income or a Monthly Vested Termination Benefit and any benefits that would have been payable to such participant or to any other person, but for the participant's death shall not be applied to increase the benefits of any other participants or of any other person entitled to benefits under the Plan.

                                   SECTION 12
                               The Plan Committee

         12.1 Membership. The Plan Committee shall consist of three or more members appointed by the Corporation.

         12.2 Plan Committee's General Powers, Rights and Duties. The Plan Committee, which is established by and derives its authority from the Corporation, is (except as otherwise provided in this Plan), as respects the rights and obligations of all parties with an interest in this Plan, given the powers, rights and duties specifically stated elsewhere in the Plan, the Trust Agreement or any other document, and in addition is given the following powers, rights and duties:

                  (a) To determine all questions concerning administration and management arising under the Plan, including the power to determine the rights or eligibility of employees or participants and any other persons, and the amounts of their benefits under the Plan, and to remedy ambiguities, inconsistencies or omissions.

                  (b) To adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan and Trust Agreement.

                  (c) To enforce the Plan in accordance with the terms of the Plan and the Trust Agreement and in accordance with the rules and regulations adopted by the Plan Committee as above.

                  (d) To direct the Trustee as respects payments or distributions from the Trust Fund in accordance with the provisions of the Plan.

                  (e) To furnish the Employers with such information as may be required by them for tax or other purposes as respects the Plan.

                  (f) To employ or designate agents, attorneys, accountants, actuaries or other persons (who also may be employed by any Employers or the Trustee), and to allocate or delegate to them such powers, rights and duties as the Plan Committee may consider necessary or advisable to properly carry out the administration of the Plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants, actuaries or other persons, shall be in writing.

         12.3 Manner of Action. During any period in which two or more Plan Committee members are acting, the following provisions apply where the context admits:

                  (a) The Plan Committee members may act by meeting or by writing signed without meeting, and may sign any document by signing one document or concurrent documents.

                  (b) Subject to Section 12.3(d) below, an action or a decision of a majority of the members of the Plan Committee as to a matter shall be as effective as if taken or made by all members of the Plan Committee.

                  (c) A Plan Committee member by writing may delegate any or all of his rights, powers, duties and discretions to any other Plan Committee member, with the consent of the latter.

                  (d) If, because of the number qualified to act, there is an even division of opinion among the Plan Committee members as to a matter, a disinterested party selected by the Plan Committee may decide the matter and such party's decision shall control.

                  (e) Except as otherwise provided by law, no member of the Plan Committee shall be liable or responsible for an act or omission of the other Plan Committee members in which the former has not concurred.

                  (f) The certificate of the Secretary of the Plan Committee or of a majority of the Plan Committee members that the Plan Committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

         12.4 Information Required by Plan Committee. The Employers shall furnish the Plan Committee with such data and information as the Plan Committee may deem necessary or desirable in order to administer the Plan. The records of the Employers as to an employee's or participant's period or periods of employment, termination of employment and the reason therefor, leave of absence, re-employment and earnings will be conclusive on all persons unless determined to the Plan Committee's satisfaction to be incorrect. Participants and other persons entitled to benefits under the Plan also shall furnish the Plan Committee with such evidence, data or information as the Plan Committee considers necessary or desirable to administer the Plan.

         12.5 Plan Committee Decision Final. Subject to applicable law and the provisions of Section 12.6, any interpretation of the provisions of the Plan and any decision on any matter within the discretion of the Plan Committee made by the Plan Committee in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the Plan Committee shall make such adjustment on account thereof as it considers equitable and practicable.

         12.6 Review of Benefit Determinations. The Plan Committee will provide notice in writing to any participant, Beneficiary or other person whose claim for benefits under the Plan is denied and the Plan Committee shall afford such participant, Beneficiary or other person a full and fair review of its decision, if so requested.

         12.7 Uniform Rules. The Plan Committee shall administer the Plan on a reasonable and non-discriminatory basis and shall apply uniform rules to all participants similarly situated.

         12.8 Payment of Expenses. All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred.

                                   SECTION 13
                            Relating to the Employers

         13.1 Action by Employers. Any action required or permitted of an Employer under the Plan shall be by resolution of its Board of Directors, by a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or by resolution of such committee.

         13.2 Additional Employers. Any subsidiary that is not an Employer may adopt the Plan and become an Employer under the Plan and a party to the Trust Agreement or any other applicable document:

                  (a) By filing with the Plan Committee and the Trustee a certified copy of a resolution of the Board of Directors of the subsidiary providing for its adoption of the Plan; and

                  (b) By filing with the Plan Committee and the Trustee a certified copy of a resolution of the Board of Directors of the Corporation consenting to the adoption of the Plan by such subsidiary.

         13.3 Restrictions as to Reversion of Trust Assets to Employers. Except as to contributions and premiums paid as a result of actuarial error, the Employers shall have no right, title or interest in the assets of the Trust Fund, nor will any part of the assets of the Trust Fund at any time revert or be repaid to an Employer, unless the Internal Revenue Service initially determines that the Plan, as applied to any Employer that had not maintained a Predecessor Plan, does not meet the requirements of a "qualified plan" under the Code, or unless all fixed and contingent liabilities or obligations to or on account of persons entitled to benefits under the Plan shall have been paid or provided for in full and assets remain in the Trust Fund.

         Notwithstanding the foregoing, contributions may, at the Plan Committee's option, revert back to the Employer if such contributions were made pursuant to their tax deductibility by the Employer and such contributions were subsequently found not to be deductible. All reversions pursuant to this Section
13.3 shall be limited in amount, circumstances and timing to the provisions of
Section 403(c) of ERISA, and no such reversion shall be allowed if, solely on account of such reversion, the Plan would cease to be a qualified plan pursuant to Section 401(a) of the Code.

                                   SECTION 14
                               General Provisions

         14.1 Notices. Each person entitled to benefits under the Plan must file in writing with the Plan Committee such person's post office address and each change of post office address. Any communication, statement or notice addressed to any such person at the last post office address filed with the Plan Committee will be binding upon such person for all purposes of the Plan, and none of the Plan Committee, the Employers or the Trustee shall be obligated to search for or ascertain the whereabouts of any such person. Any notice or document required to be given to or filed with the Plan Committee shall be considered as given or filed if delivered or mailed by registered mail, postage prepaid, to Employee Benefits Plans Committee in care of Sterling Chemicals, Inc., P. O. Box 1311, 201 Bay Street South, Texas City, Texas 77590.

         14.2 Waiver of Notice. Any notice required under this Plan may be waived by the person entitled to notice.

         14.3 Absence of Guaranty. Neither the Plan Committee nor any Employer in any way guarantees the Trust Fund or any other fund from loss or depreciation, nor guarantees any payment to any person. The liability of the Employers, the Trustee or the Plan Committee to make any payment under the Plan will be limited to the assets which are held by the Trustee which are available for that purpose.

         14.4 Employment Rights. The Plan does not constitute a contract of employment, and participation in the Plan will not give any participant the right to be retained in the employ of the Employers, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued and vested under the terms of the Plan.

         14.5 Interests Not Transferable. Except as may be required by the tax withholding provisions of the Code, Section 401(a)(13)(B) of the Code dealing with Qualified Domestic Relations Orders, or of a state's income tax act, and except (to the extent permitted by law) as to any debt owing the Trustee, the interests of any person under this Plan, under the Trust Agreement are not subject to the claims of their creditors and may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered.

         14.6 Facility of Payment. When a person entitled to benefits under the Plan is under a legal disability, or, in the Plan Committee's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Committee may direct that all or part of the benefits to which such person otherwise would be entitled shall be made to such person's legal representative, or to a relative or friend of such person for such person's benefit, or the Plan Committee may direct the application of such benefits for the benefit of such person. If the Plan Committee receives proper authorization by a participant or any other person entitled to benefits under the Plan, and unless and until the Plan Committee is notified or becomes aware that such authorization no longer is in effect, the Plan Committee may direct that periodic deposits of the benefits which otherwise would be payable directly to the participant shall be made into a savings or checking account established in his name at a bank or other financial institution. Any payment made in accordance with the provisions of this Section 14.6 shall be a full and complete discharge of any liability for such payment under the Plan.

         14.7 Gender and Number. Where the context admits, words denoting the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.

         14.8 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         14.9 Controlling State Law. To the extent not superseded by the laws of the United States, the laws of Texas shall be controlling in all matters relating to the Plan.

         14.10 Severability. In case any provisions of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth in the Plan.

                                   SECTION 15
                      Amendment, Termination or Plan Merger

         15.1 Amendment. While the Employers expect and intend to continue the Plan, the Corporation reserves the right to amend or modify, retroactively or prospectively, the Plan from time to time, subject to the following:

                  (a) No such amendment or modification, except as may be required by the Internal Revenue Service for the purpose of meeting the conditions for qualification or for tax deduction under Section 401 through 415 and Section 501 of the Code or any applicable regulations or court decisions thereunder, or as may be required by ERISA or any other state or federal law shall alter the operation of the Plan as it applies to employees with whom or with whose representatives a written agreement respecting such Plan has been made in contravention of the provisions of any such agreement pertaining to retirement income benefits, during the term of any such agreement.

                  (b) Except as provided in Section 13.3 under no condition shall any amendment result in the return or repayment to any Employer of any part of the Trust Fund or the income therefrom, or result in the distribution of the Trust Fund for the benefit of anyone other than employees and former employees of the Employers and any other persons entitled to benefits under the Plan.

         15.2 Internal Revenue Service Approval. This Plan is contingent upon, and subject to obtaining and maintaining such approvals of the Internal Revenue Service as may be necessary to establish:

                  (a) That the Plan meets the requirements of Sections 401, 410, 411, 415 and other applicable provisions of the Code and regulations thereunder;

                  (b) That any Trust established under the Plan is entitled to exemption from federal income tax under Section 501(a) and other applicable provisions of the Code and regulations thereunder; and

                  (c) That any contributions made by the Employers under the Plan shall be deductible for federal income tax purposes under Section 404 and other applicable provisions of the Code and regulations thereunder.

         Any modification or amendment of the Plan may be made retroactively, if necessary or appropriate to qualify or maintain the Plan as a plan and trust or trusts meeting the requirements of Sections 401, 404, 410, 411, 415 and 501 or other applicable provisions of the Code and regulations thereunder.

         15.3 Termination. The Plan will terminate as to all Employers on any date specified by the Corporation if 30 days' advance written notice of the termination is given to the Plan Committee, the Trustee and the other Employers. The Plan shall terminate as to an individual Employer on the first to occur of the following:

                  (a) The date it is terminated by the Board of Directors of that Employer.

                  (b) The date the Employer completely discontinues its contributions under the Plan.

                  (c) The date that Employer is judicially declared bankrupt or insolvent.

                  (d) The dissolution, merger, consolidation or reorganization of that Employer, or the sale by that Employer of all or substantially all of its assets, except that:

                           (i) In any such event arrangements may be made with
                  the consent of the Corporation whereby the Plan may be continued by any successor to that Employer or any purchaser of all or substantially all of its assets, in which case the successor or purchaser may be substituted for that Employer under the Plan and the Trust Agreement; and

                           (ii) If any Employer is merged, dissolved or in any
                  way reorganized into, or consolidated with, any other Employer, the Plan as applied to the former Employer will automatically continue in effect without a termination thereof.

         15.4 Plan Merger or Consolidation. In no event shall there be any merger or consolidation of the Plan with, or transfer of assets or liabilities to, any other Plan unless each participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

         15.5 Notice of Amendment, Termination or Plan Merger. Affected participants will be notified of any termination, plan merger, consolidation or substantial amendment within a reasonable time.

         15.6 Non-forfeitability on "Termination" or "Partial Termination". On a "Termination" or "Partial Termination" of the Plan, as such terms are defined or determined pursuant to the applicable provisions of the Code and regulations thereunder, the rights of all affected participants to benefits accrued to the date of such Termination or Partial Termination, to the extent funded as of such date, shall be non-forfeitable.

         15.7 Limitation of Benefits on Plan Termination. In the event of Plan termination, the benefit of any highly compensated employee (as defined in Code
Section 414(q) and the regulations thereunder) or any highly compensated former employee shall be limited to a benefit that is nondiscriminatory under Code
Section 401(a)(4).

                                   SECTION 16
                   Allocation and Distribution on Termination

         On termination of the Plan as respects any Employer, the Plan Committee will direct the allocation and distribution of Plan assets allocable to participants employed by the Employer and to retired or terminated participants and other persons entitled to benefits under the Plan to the extent of their benefits attributable to employment with the Employer. The distribution of Plan assets on termination shall be made in the form prescribed by Sections 9.1 and
9.2. After payment of any expenses of administration and liquidation allocable to such Plan assets, such Plan assets remaining shall be allocated and distributed to such participants and other persons in the following manner and order to the extent of the sufficiency of such Plan Assets:

                  (a) First, to each participant or other person, the portion of a participant's Monthly Retirement Income, or Monthly Vested Termination Benefits (including benefits vested by virtue of the termination of the Plan in accordance with Section 15.6) to which the participant or such other person is entitled which is attributable to the participant's contributions.

                  (b) Next, to the following persons:

                           (i) To each person who was receiving a benefit under
                  the Plan as of the beginning of the three-year period ending on the date of termination of the Plan, the full extent of such persons's benefit, determined in accordance with the terms of the Plan in effect during the five year period ending on such date under which such person's benefit would be the least, properly adjusted for any allocation of assets with respect to such benefit under paragraph (a) above; and

                           (ii) To each participant who was eligible for
                  retirement at the beginning of the three year period ending on the date of termination, to the full extent of such person's benefit, determined in accordance with the terms of the Plan in effect during the five year period ending on such date under which such participant's benefit would be the least, properly adjusted for any allocation of assets with respect to such benefit under paragraph (a) above.

                  (c) Next, to each person who was entitled to a benefit under the Plan as of the date of termination of the Plan, the portion of such benefit which constitutes a "basic benefit" under Title IV of ERISA (determined without regard to Sections 4022(b) (5) and (b) (6) thereof), properly adjusted for any allocation of assets with respect to such benefit made under paragraphs (a) or (b) above.

                  (d) Next, to each person who was entitled to a benefit under the Plan as of the date of termination of the Plan, such person's non-forfeitable benefit, properly adjusted for any allocation of assets with respect to such benefit made under paragraph (a), (b) or (c) above.

                  (e) Finally, to each person who was a participant in the Plan on the date of termination of the Plan, such person's benefit under the Plan accrued up to that date, properly adjusted for any allocation of assets with respect to such benefit made under paragraphs (a), (b), (c) or (d) above.

         In making such allocations, the benefits contemplated under paragraph
(a) above shall be completely provided for before any allocations are made under paragraphs (b), (c), (d) and (e), and the allocations provided for in paragraph
(b) above shall be completely provided for before making any allocations under paragraphs (c), (d) and (e) and so forth. In the event that the assets available for allocation under either paragraphs (a), (b) or (c) above are not sufficient to satisfy in full the benefits of all persons described in any such paragraph, the assets shall be allocated pro rata among such persons on the basis of the present value (as of the date of termination of the Plan) of their respective benefits described in such paragraph. In the event that the assets available for allocation under paragraph (d) above are not sufficient to satisfy in full the benefits of persons described in that paragraph, except as provided in the following sentence, the assets shall be allocated to each such person on the basis of such person's benefit determined in accordance with the terms of the Plan in effect at the beginning of the five-year period ending on the date of termination of the Plan, properly adjusted for any allocation of assets with respect to such person's benefit made under paragraphs (a), (b) or (c). If the assets available for allocation under paragraph (d) above are sufficient to satisfy the benefits described in the preceding sentence, then the benefits of persons described in that paragraph shall be determined on the basis of the Plan as amended by the most recent Plan amendment effective during such five-year period under which the assets available for allocation are sufficient to satisfy in full the benefits of such persons, and any assets remaining to be allocated under such paragraph shall be allocated on the basis of the Plan as amended by the next succeeding Plan amendment effective during such period. In the event that there are not sufficient assets to make the allocation under paragraph (e) above, the allocation otherwise to be made under that paragraph shall be proportionately reduced. Distribution may be made in cash, property or annuity or partly in each, provided property is distributed at its fair market value as of the date of distribution as determined by the Trustee. If the Plan Committee so determines, and with the consent of the Corporation, the benefits distributable under this Section 16 to any participant who continues in the employ of an Employer may be retained in the Trust Fund until the participant's employment with the Employers is terminated. Notwithstanding anything herein to the contrary, distributions due to termination of the Plan shall be made in a manner consistent with Section 9.

                                   SECTION 17
                                   Definitions

         17.1 Vesting Service. A participant's "Vesting Service" means the total of his years of service and fractional years of service determined in accordance with the following rules:

                  (a) Service with the Employers and the Subsidiaries, including former subsidiaries during the period they were in the status of a Subsidiary, will be treated as Vesting Service as follows:

                           (i) Effective January 1, 1996, a participant will be
                  credited with one year of Vesting Service for each calendar year during which he completes at least 1,000 "Hours of Service" (as defined in Section 17.5) with the Employers and the Subsidiaries. A participant who completes at least 1,000 Hours of Service in both (i) the period beginning October 1, 1995 and ending September 30, 1996 and (ii) the calendar year beginning January 1, 1996, shall be credited with two (2) years of Vesting Service.

                           (ii) If a participant completes less than 1,000 Hours
                  of Service in any calendar year, he shall be entitled to a fractional portion of a year of Vesting Service for such calendar year which fraction shall be determined by dividing the number of such participant's Hours of Service during such calendar year by the number of Hours of Service (not less than 1,000 hours) which are included in the participant's Standard Work Year (as defined in Section 17.7).

                           (iii) Notwithstanding the provisions of paragraphs
                  (i) and (ii) above, a participant who is a Qualified Disabled Terminated Employee will be credited with one year of Vesting Service and fractions thereof, respectively, for each calendar year during which he is deemed to be on Long-Term Disability.

                           (iv) Notwithstanding the provisions of paragraph (i)
                  and (ii) above, a participant's Vesting Service for Plan Years ending prior to the Effective Date shall in no event be less than his Credited Service as a Prior Employer Participant under the Monsanto Company Salaried Employees' Pension Plan or the Monsanto Company Hourly Paid Employees' Pension Plan.

                           (v) Notwithstanding the provisions of paragraph (i)
                  and (ii) above, a Former Albright & Wilson Participant's Vesting Service for Plan Years ending prior to the date on which he became a participant in this Plan shall in no event be less than his Credited Service as a Former Albright & Wilson Participant under the Tenneco, Inc. Retirement Plan.

                           (vi) If a participant who has previously completed
                  five years of Vesting Service incurs a one year "Break in Service" (as defined in Section 17.6) and is subsequently re-employed by an Employer or an Affiliate Company, his years of Vesting Service before such Break in Service shall not be taken into account in determining his Vesting Service after such Break in Service unless:

                                    (1) He subsequently completes a year of
                           Vesting Service with the Employers and the Subsidiaries; or

                                    (2) His Break in Service was a result of a
                           layoff and he is subsequently re-employed by an Employer or a Subsidiary following such layoff; or

                                    (3) His Break in Service was a result of
                           termination of employment on his Disability
                           Termination Date and he is re-employed by an Employer or a Subsidiary upon the cessation of his Long-Term Disability; or

                                    (4) His years of Vesting Service before and
                           after such Break in Service aggregates at least 15 years of Vesting Service, but the years of Vesting Service before such Break in Service shall not be taken into account until retirement, termination or death.

                           (vii) If a participant who has not yet completed five
                  years of Vesting Service incurs a one year Break in Service and is subsequently re-employed by an Employer or an Affiliate Company, his years of Vesting Service before such Break in Service shall not be taken into account in determining his Vesting Service after such Break in Service unless:

                                    (1) He subsequently completes a year of
                           Vesting Service with the Employers and the Subsidiaries and the number of consecutive Breaks in Service prior to such re-employment is less than the aggregate number of his years of Vesting Service prior to such Break in Service; or

                                    (2) He subsequently completes ten years of
                           Post Break Vesting Service with the Employers and the Subsidiaries; or

                                    (3) His Break in Service was a result of a
                           layoff and he is subsequently re-employed by an Employer or a Subsidiary within the three year period following the commencement of such layoff; or

                                    (4) His Break in Service was a result of his
                           termination of employment on his Disability
                           Termination Date and he is re-employed by an Employer or a Subsidiary upon the cessation of his Long-Term Disability; or

                                    (5) His years of Vesting Service before and
                           after such Break in Service aggregates at least 15 years of Vesting Service, but the years of Vesting Service before such Break in Service shall not be taken into account until retirement, termination or death; or

                                    (6) He subsequently completes a year of
                           Vesting Service with the Employers and the Subsidiaries and the number of consecutive Breaks in Service prior to such reemployment is less than the greater of:

                                            (A) five consecutive one-year Breaks
                                    in Service; or

                                            (B) the aggregate number of years of
                                    Vesting Service before such Break in
                                    Service.

                           Solely for the purpose of determining whether any
                  one-year Break in Service under this paragraph (vii) has occurred, Hours of Service will be credited pursuant to the normal method of crediting Hours of Service under this Plan not to exceed 501 Hours of Service as a result of any period of absence of employment due to:

                                                     (i) the pregnancy of the
                                            participant;

                                                     (ii) the birth of a child
                                            of a participant;

                                                     (iii) the placement of a
                                            child with the participant in
                                            connection with the adoption of such
                                            child by such participant; or

                                                     (iv) the care of such child
                                            by the participant immediately
                                            following such birth or placement.

                           The Hours of Service to be credited under this
                  Section 17.1(a)(vii)(6) shall only be credited in the year in which the absence from work begins, if a participant would be prevented from incurring a one-year Break in Service solely because the period of absence is treated as Hours of Service or, in any other case, in the immediately following year. No credit for such enumerated absences will be given pursuant to this Section 17.1(a)(vii)(6) unless the participant furnishes to the Plan Committee such timely information as the Committee may reasonably require to establish that the absence and the length of absence was due to an enumerated reason.

                  (b) The termination of a participant's employment with one Employer will not interrupt the continuity of his employment if, concurrently with or immediately after such termination, he is employed by one or more other Employers.

                  (c) If and to the extent the Corporation so provides, the last continuous period of a participant's service with a Predecessor Company (as defined below) will be considered as service with the Employers if such participant becomes employed by one or more of the Employers. For purposes of this subparagraph, a "Predecessor Company" means any corporation or other entity the stock, assets or business of which is acquired by an Employer, whether by merger, consolidation, purchase of assets or otherwise, and any predecessor thereto designated by the Corporation.

                  (d) For purposes of Section 17.1, if a participant had a prior period or periods of service with a Subsidiary that has not adopted the Plan, such period or periods of service with the Subsidiary will be considered as service with the Employer.

                  (e) A period of concurrent service with two or more Employers under the Plan or Subsidiaries that have not adopted the Plan will be considered as employment with only one of them during that period.

                  (f) A period of continuous service with a corporation or other organization immediately prior to and during its status as an Affiliate Company or an Affiliate Unit, irrespective of whether or not such service be prior or subsequent to his participation in this Plan or amended form thereof shall be deemed as Vesting Service, but such continuous service shall be deemed to have terminated at the date of the earliest of a circumstance comparable to any one of the following:

                           (i) the date he retires pursuant to the provisions of
                  this Plan;

                           (ii) the date he dies, quits or is discharged;

                           (iii) twelve months after the date of a layoff or the
                  date he fails to report to work in accordance with local practices and procedures after being recalled from layoff, whichever is earlier; or

                           (iv) the date of expiration of a leave of absence or
                  extension thereof approved by the Corporation for the participant, for illness, disability or any other reason, without immediate return to active employment, provided that the Corporation shall approve and administer leaves of absence in accordance with the requirements of the Plan. For this purpose if a participant is absent for military service for the United States of America, or any subdivision thereof, or if a participant is absent, with the approval of the Corporation, for other services for the United States of America, and if he returns to active employment with an Employer within 90 days after such service is terminated, such absence shall be deemed a leave of absence approved by the Corporation;

                  or the earliest of the occurrence of a comparable circumstance while employed by any Affiliate Company or Affiliate Unit, whereupon he ceases all further service with Employers, Subsidiaries, Affiliate Companies and Affiliate Units as a group.

                  (g) A participant's Vesting Service shall include all Credited Service credited to the participant under the terms of the Employer Plans by reason of his transfer from an hourly paid employee status to a salaried employee status.

                  (h) Solely for the purpose of computing Vesting Service, a participant who is or was a "Part-Time Employee" will be credited with the number of Hours of Service equal to that of a regular full time employee at the participant's location of employment for each calendar month during which he furnished employment service to an Employer or a Subsidiary while employed in the status of a Part-Time Employee.

                  (i) The Credited Service accrued by a Prior Employer Participant under the Monsanto Company Salaried Employees' Pension Plan or the Monsanto Company Hourly Paid Employees' Pension Plan, or by a Former Albright & Wilson Participant under the Tenneco, Inc. Retirement Plan shall be considered as Vesting Service.

         17.2 Benefit Service. A participant's "Benefit Service" means the sum of his Prior Employer Participant Benefit Service (as defined in Section 17.3) and his "Post Benefit Service" (as defined in Section 17.4). For purposes of
Section 4 a participant's years of Benefit Service shall only include such years to the extent that they are attributable to employment by an Employer and as a Prior Employer Participant. For the purposes of this Section 17.2 and Section 4, a predecessor employer shall be considered to be an Employer to the extent the Corporation so provides.

         17.3 Prior Employer Participant Benefit Service. The number of years of Benefit Service, and any fraction thereof, to which a participant shall be entitled on the Effective Date of this Plan for service rendered prior to the Effective Date as a Prior Employer Participant shall be equal to the years of Credited Service said participant accrued under the Monsanto Company Salaried Employees' Pension Plan and the Monsanto Company Hourly Paid Employees' Pension Plan. In addition, the number of years of Benefit Service, and any fraction thereof, to which a Former Albright & Wilson Participant shall be entitled on the date on which he became a participant in this Plan for service rendered prior to such date as a Former Albright & Wilson Participant shall be equal to the years of Credited Service said participant accrued under the Tenneco, Inc. Retirement Plan.

         17.4 Post Benefit Service. A participant's "Post Benefit Service" means the total of his years of service and fractional years of service after the Effective Date determined in accordance with the following rules:

                  (a) Service with the Employers and the Subsidiaries on and after the Effective Date will be treated as Post Benefit Service as follows:

                           (i) Effective January 1, 1997, a participant will be
                  credited with one year of Post Benefit Service for any calendar year in which the participant completes the number of Hours of Service (not less than 1,000 Hours) which are included in the participant's Standard Work Year (as defined in Section 17.7).

                           (ii) In determining a participant's years of Post
                  Benefit Service for any calendar year in which the participant completes at least 1,000 Hours of Service, but less than the number of Hours of Service set forth in paragraph (i) above, the participant will be entitled to a fractional part of a year of Post Benefit Service determined by dividing the number of Hours of Service actually completed by such participant by the number of Hours of Service (not less than 1,000 Hours) which are included in the participant's Standard Work Year.

                           (iii) If a participant completes less than 1,000
                  Hours of Service in any calendar year, he shall be entitled to a fractional portion of a year of Post Benefit Service for such year, which fraction shall be determined by dividing the number of such participant's Hours of Service during such calendar year by the amount determined in subsection (i) above.

                           (iv) For the period beginning October 1, 1996 and
                  ending December 31, 1996, a participant will be credited with a fractional part of a year of Benefit Service determined by dividing (A) the number of Hours of Service actually completed by such participant during such period by (B) the number of Hours of Service (not less than 1,000 hours) which are included in the participant's Standard Work Year.

                           (v) If a participant who has previously completed
                  five years of Vesting Service (as defined in Section 17.1) incurs a one year "Break in Service" (as defined in Section 17.6) and is subsequently re-employed by an Employer, his Post Benefit Service before such Break in Service shall not be taken into account in determining his Post Benefit Service after such Break in Service unless:

                                    (1) He subsequently completes a year of
                           Vesting Service with the Employers and the Subsidiaries; or

                                    (2) His Break in Service was a result of a
                           layoff and he is subsequently re-employed by an Employer or a Subsidiary following such layoff; or

                                    (3) His Break in Service was a result of
                           termination of employment on his Disability
                           Termination Date and he is subsequently re-employed by an Employer or a Subsidiary upon the cessation of his Long-Term Disability.

                                    (4) His years of Vesting Service before and
                           after such Break in Service aggregates at least 15 years of Vesting Service, but the years of Vesting Service before such Break in Service shall not be taken into account until retirement, termination or death for the purpose of restoring the pre-Break Benefits Service.

                           (vi) If a participant who has not yet completed five
                  years of Vesting Service incurs a one year Break in Service and is subsequently re-employed by an Employer, his Post Benefit Service before such Break in Service shall not be taken into account in determining his Post Benefit Service after such Break in Service unless:

                                    (1) He subsequently completes a year of
                           Vesting Service with the Employers and the Subsidiaries and the number of consecutive Breaks in Service prior to such re-employment is less than the aggregate number of his years of Vesting Service prior to such Break in Service; or

                                    (2) He subsequently completes ten years of
                           Vesting Service with the Employers and Subsidiaries;
                           or

                                    (3) His Break in Service was a result of a
                           layoff and he is subsequently re-employed by an Employer or a Subsidiary within the three year period following the commencement of such layoff; or

                                    (4) His years of Vesting Service before and
                           after such Break in Service aggregates at least 15 years of Vesting Service, but the years of Vesting Service before such Break in Service shall not be taken into account until retirement, termination or death for purpose of restoring the pre-Break Benefits Service; or

                                    (5) He subsequently completes a year of
                           Vesting Service with the Employers and the Subsidiaries and the number of consecutive Breaks in Service prior to such reemployment is less than the greater of:

                                            (A) five consecutive one-year Breaks
                                    in Service; or

                                            (B) the aggregate number of years of
                                    Vesting Service before such Breaks in
                                    Service.

                  (b) Notwithstanding the provisions of paragraphs (a)(i),
         (a)(ii), and (a)(iii) above, a participant who is a Qualified Disabled Terminated Employee, until he commences to receive Monthly Retirement Income, will be credited with one year and fractions thereof, of Post Benefit Service for each calendar year and fractions thereof during which he is entitled to disability benefits from any employee welfare benefit plan maintained by his Employer.

                  (c) The termination of a participant's employment with one Employer will not interrupt the continuity of his employment if, concurrently with or immediately after such termination, he is employed by one or more other Employers.

                  (d) If and to the extent the Corporation so provides, the last continuous period of a participant's service with a Predecessor Company (as defined below) will be considered as service with the Employers if such participant becomes employed by one or more of the Employers. For purposes of this paragraph, a "Predecessor Company" means any corporation or other entity the stock, assets or business of which is acquired by an Employer, whether by merger, consolidation, purchase of assets or otherwise, and any predecessor thereto designated by the Corporation.

                  (e) A period of concurrent service with two or more Employers under the Plan or Subsidiaries that have not adopted the Plan will be considered as employment with only one of them during that period.

         17.5 Hours of Service. An "Hour of Service" means an hour for which an employee is directly or indirectly compensated by the Employers or by a Subsidiary in the case of service with such Subsidiary, for the performance of duties for the Employers or such Subsidiary (including hours for which an employee has been awarded backpay by the Employers or such Subsidiary or by any governmental agency or judicial body to the extent such hours are not otherwise treated as Hours of Service). Notwithstanding the preceding sentence, the following special rules shall apply:

                  (a) To the extent not otherwise treated as Hours of Service the following shall constitute Hours of Service:

                           (i) Overtime clock hours;

                           (ii) Hours of service required to be taken into
                  account to satisfy federal military service laws or regulations or to satisfy any other federal laws (but not in excess of four years);

                           (iii) Hours of absence from active work because of
                  regular paid vacations or holidays;

                           (iv) Hours of absence from active work because of
                  occupational illness or disability not yet determined to constitute Long-Term Disability;

                           (v) Hours of absence from active work during the
                  first 12 months of an absence due to non-occupational illness or disability not yet determined to constitute Long-Term Disability or due to a layoff;

                           (vi) Hours during an authorized leave of absence or
                  during such shorter period during such a leave of absence as may be specified by the Plan Committee.

                  (b) Hours of Service shall also include hours, not otherwise treated as Hours of Service, for which a participant is directly or indirectly compensated by the Employers or the Subsidiaries, or entitled to compensation from the Employers or Subsidiaries, for absences due to sickness, disability or similar reason.

                  (c) For purposes of Section 17.1, Hours of Service shall also include hours, not otherwise treated as Hours of Service, for which a Part-Time Employee participant is credited and deemed to have accrued during a calendar month as provided by Section 17.1(h).

                  (d) Hours of Service shall include Hours of Service accrued by a Qualified Disabled Terminated Employee for purposes of Vesting Service and Post Benefit Service, pursuant to Sections 17.1(a)(iii) and 17.4(b) of this Plan.

                  (e) The number of Hours of Service which are awarded under this Section during a participant's absence from work and during which he performs no duties for his Employer, whether or not he receives direct or indirect compensation from an Employer during such absence, shall be the number of Hours of Service in his Standard Work Week and/or Standard Work Year (pro-rated) during which he would have ordinarily performed duties for his Employer if he had reported for work instead of being absent. No more than eight Hours of Service shall be awarded for any day of absence; no more than 1,000 Hours of Service shall be awarded under this Section for purposes of Section 17.1 in any Plan Year; and no more than 2,080 Hours of Service shall be awarded under this Section for purposes of Section 17.2 in any Plan Year. All Hours of Service awarded a participant under this Section for periods of absence from work shall be included in the Plan Year in which such absence occurred.

                  (f) In determining the Hours of Service of any employee who is compensated by the Employers or the Subsidiaries on a basis not dependent on the number of hours worked by such employee, the Plan Committee may credit such employee with 95 Hours of Service for each semi-monthly payroll period in which such employee is directly or indirectly compensated by the Employers or Subsidiaries for the performance of duties for the Employers and the Subsidiaries, or may utilize such other method of estimating the Hours of Service of such employee during such period as may be authorized under the applicable regulations.

                  (g) Once it is determined that an employee should be credited with an Hour of Service, such Hour of Service shall be credited to the computation period or periods in which the duties are performed or are deemed to have been performed or to which the payment pertains; provided, however, that except as may be otherwise provided in this
         Section 17.5 for certain specified types of absences, no more than 501 Hours of Service shall be credited during any absence from employment and during which no services are rendered notwithstanding the fact that the employee may have been deemed to have performed service during such period or for which payments are due and the number of hours which will be credited during such absences shall be credited according to the number of hours which are scheduled in the participant's Standard Work Week.

                  (h) No Hours of Service shall be credited to an employee:

                           (i) during any period of lay-off in excess of 12
                  months;

                           (ii) during any absence for which the employee
                  performs no duties and is solely compensated under, or by a plan established pursuant to, applicable workers' compensation laws, unemployment compensation or disability income laws of any state;

                           (iii) during any period during which an employee or
                  former employee is in receipt of retirement benefits from any Employer and/or subsidiary under any plan established by an Employer and/or a subsidiary (or to which any of such entities contributes) unless or until the employee or former employee ceases drawing such benefits and performs services for any Employer;

                           (iv) for any payment made solely for medical or
                  medically related benefits; and

                           (v) for any payment made on account of pay in lieu of
                  vacations;

         Hours of Service may be computed and recorded under the "elapsed time" regulations if the Employer so elects.

         17.6 Break In Service. Effective January 1, 1996, a one year "Break in Service" means a calendar year in which the participant completes not more than 500 Hours of Service, except:

                  (a) Where such calendar year is the year in which the participant either:

                           (i) first commenced employment with an Employer and
                  continuously accrued Hours of Service from the date of hire to the end of such calendar year; or

                           (ii) terminated all further employment with the
                  Employers following an unbroken, continuous accrual of Hours of Service from January 1 of such calendar year to the date of such termination of employment.

                  (b) A transfer by the participant to an Affiliate Company or Affiliate Unit shall not constitute a "Break in Service".

         17.7 Standard Work Week. With respect to any regular, full-time employee covered under the Plan, his "Standard Work Week" shall mean 40 Hours of Service and the "Standard Work Year" shall mean 2,080 Hours of Service. With respect to employees who are not regular, full-time employees, the "Standard Work Week" shall mean the average number of hours which are regularly scheduled to be worked each week by the employee, and the "Standard Work Year" for such employees shall mean the number of hours in the employee's Standard Work Week multiplied by 52.

         17.8 Layoff. "Layoff" shall mean layoff of the participant from employment with an Employer.

         17.9 Fiscal Year. The term "Fiscal Year" as applied to any Employer means the taxable year of that Employer for federal income tax purposes.

         17.10 Subsidiary. A "Subsidiary" is any subsidiary or affiliate of the Corporation, 80 percent of the stock of which is controlled by the Corporation by application of Sections 414(b) and 1563(a) of the Code.

         17.11 Subsidiary. A "subsidiary" is any subsidiary or affiliate of the corporation not described in Section 17.10 which would be so described if the figure "51" were replaced for the figure "80" in Section 17.10; provided, however, that only for purposes of exclusion of persons on international assignment from foreign operations of a domestic subsidiary, "20" shall be substituted for "51" in Section 17.11.

         17.12 Qualified Actuary. "Qualified Actuary" means either an independent individual actuary who is a member of the Society of Actuaries, or a firm of independent actuaries, one of whose members is a member of the Society of Actuaries and who is enrolled with the Joint Board for the Enrollment of Actuaries, and is selected by the Plan Committee.

         17.13 Actuarial Equivalent. Except to the extent expressly provided to the contrary by ERISA, a benefit shall be actuarially equivalent to any other benefit if the actuarial reserve required to provide the same is equal to the actuarial reserve required to provide such other benefit, computed on the basis of the actuarial rates, tables and procedures last adopted by the Plan Committee for this purpose. No adjustment in a determination of an actuarially equivalent value or amount shall be made if such tables, rates and procedures are changed by the Plan Committee subsequent to such determination.

         Actuarially equivalent amounts or values will be determined on the basis of the following actuarial rates and tables:

                  (a) The assumed mortality rates will be based on the 1971 Towers, Perrin, Forster and Crosby Forecast Mortality Table using a one-year age setback for the participant and a five-year age setback for the beneficiary or spouse.

                  (b) The assumed annual rate of investment return will be 7%.

         17.14 Average Monthly Earnings. The "Average Monthly Earnings" of a participant shall be the greater of (a) the average of his monthly earnings during the 36 months immediately prior to his Retirement Date or Employment Termination Date, whichever first occurs, or (b) the average monthly earnings received during the highest three of the five calendar years immediately prior to the year of the participant's Retirement Date or Employment Termination Date, whichever first occurs, except that:

                  (a) if he has no earnings during one or more of such final 36 months, then his Average Monthly Earnings shall be the average of his monthly earnings during the final 36 months in which he had earnings;

                  (b) if his base salary has been reduced because of a decline in his physical or mental capacity to continue his former assignment, or because he was transferred to a position of reduced responsibilities or his assignment was abolished or its responsibilities curtailed, his Average Monthly Earnings shall be computed as if his base salary had not been reduced; and

                  (c) if he received disability income from any employee welfare benefit plan maintained by his Employer or in which his Employer participates, then his average monthly earnings for the computation periods for determination of Average Monthly Earnings shall be computed:

                           (i) on the assumption that for each month of such
                  computation periods during which month he received disability income under such plan he had monthly earnings equal to his base salary for the month immediately preceding the month in which his disability income commenced under such plan and any employee welfare benefit plan maintained by his Employer or in which his Employer participates; and

                           (ii) with respect to the balance of such computation
                  periods, if any, by applying the actual monthly earnings received in each of such months.

         The Average Monthly Earnings of a participant shall include all compensation paid to him by any Employer, any Affiliate Company and any Affiliate Unit, including shift differential pay, overtime pay, holiday pay, fire brigade pay, military summer encampment pay, sick leave pay, including Incentive Pay (as defined below), including any deferred compensation pursuant to a salary reduction agreement under Code Sections 401 or 125, but excluding strike time and other bonuses, amounts paid under any incentive plans in the future, commissions, amounts paid by his Employer for insurance or other welfare plans or benefits, and pay in lieu of vacations. Overtime pay will be considered as having been earned in the month in which it is paid.

         The Average Monthly Earnings of a participant who was not a regular full-time employee of the Employer or Employers during said computation period shall be determined as provided above, except that for purposes of such determination his actual monthly earnings during any period of said computation period when he was not in a regular full-time employee status shall be increased to an amount of monthly earnings equal to that amount he would have received during such period as a regular full-time employee based upon the standard work week at such location during such period. The above provisions shall be subject to special provisions for the Average Monthly Earnings set forth in the Benefit Service provisions of this Plan.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the compensation of each participant taken into account under the Plan for purposes of determining Average Monthly Earnings shall not exceed the "OBRA '93 Annual Compensation Limit." The "OBRA '93 Annual Compensation Limit" is $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined ("Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the "OBRA '93 Annual Compensation Limit" will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12.

         If compensation for any prior Determination Period is taken into account in determining a participant's benefits accruing in the current Plan Year, the compensation for that prior Determination Period is subject to the "OBRA '93 Annual Compensation Limit" in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the "OBRA '93 Annual Compensation Limit" is $150,000.

         17.15 Affiliate Company. "Affiliate Company" shall mean a corporation organized under the laws of any state of the United States of America or of any foreign country, which meets the following criteria:

                  (a) 50% or more of whose shares of stock normally entitled to be voted for the election of its directors is owned directly or indirectly by the Corporation;

                  (b) which is not an Employer in this Plan of subsequent form or a Participating Company in any Predecessor Plan; and

                  (c) which is then classified as an "Affiliate Company" by the Corporation.

         Such corporation shall be deemed an Affiliate Company only for such period as the Board of Directors of the Corporation may, in its discretion, determine.

         17.16 Affiliate Unit. "Affiliate Unit" shall mean:

                  (a) a division, department, unit or a separate group of employees of an Employer or an Affiliate Company;

                  (b) which is not participating in this Plan or amended form thereof;

                  (c) which has its own separate pension plan for its employees; and

                  (d) which is classified as an "Affiliate Unit" by the Corporation.

         All references herein to an Employer shall be deemed to not include any Affiliate Unit of such Participating Company or Affiliate Company. Such division, department, unit or separate group of employees shall be deemed to be an Affiliate Unit only for such period as the Board of Directors may, in its discretion, determine.

         17.17 Incentive Pay. "Incentive Pay" shall be the additional compensation (other than any award made to participants under the Employer incentive plan) which may be paid on an annual or more frequent basis to one or more participants and which is computed under a formula directly reflecting the performance of such participant or group of participants. It does not mean any distributions made to participants from the Incentive Plan or Profit Sharing Plan.

         17.18 Foreign Operating Subsidiary. A "Foreign Operating Subsidiary" means a domestic corporation which is a Subsidiary and which satisfies the following requirements:

                  (a) 80 percent or more of its outstanding voting stock is owned by an Employer; and

                  (b) Except as provided below, as of the close of its taxable year which ends on or before the close of the most recent Fiscal Year of the Employer described in paragraph (a) above 95 percent or more of its gross income for the immediately preceding three year period (or for the entire immediately preceding period of its existence if it has not been in existence for three years as of such date) was derived from sources without the United States of America (determined by the Plan Committee in a manner consistent with Sections 861 through 864 of the
         Code); and

                  (c) Except as provided below, 90 percent or more of its gross income for the period described in paragraph (b) above was derived from the active conduct of a trade or business.

         If for the period described in paragraph (b) above such Subsidiary has no gross income, the provisions of paragraphs (b) and (c) above shall be considered to be satisfied if the Plan Committee determines that it is reasonable to anticipate that such provisions will be satisfied with respect to the period ending on the close of the first taxable year of such Subsidiary ending after the last day of the period described in paragraph (b) above.

         17.19 Foreign Subsidiary. A "Foreign Subsidiary" means a foreign corporation or entity in which the Corporation or one of the other Employers owns (directly or through one or more entities) not less than 10 percent of the voting stock, in the case of a corporation, or not less than 10 percent of the profits, in the case of any other entity.

         17.20 U.S. Foreign Service Employees/Designated Non-U.S. Citizen Foreign Service Employees. A person who is not an employee of the Corporation or one of the other Employers shall not be eligible to participate in the Plan unless he is a U.S. Foreign Service Employee or a Designated Non-U.S. Foreign Service Employee. A "U.S. Foreign Service Employee" is a person employed by a Foreign Subsidiary (as defined in Section 17.19) or a Foreign Operating Subsidiary (as defined in Section 17.18) who satisfies all of the following requirements:

                  (a) He is a Citizen or Resident (as defined in Section 7701(b) of the Code) of the United States of America; and

                  (b) He is not covered by or participating in any funded plan of deferred compensation maintained by or otherwise provided by any party other than the Corporation (or where the requisite stock ownership of a Foreign Subsidiary or a Foreign Operating Subsidiary is owned by another Employer, such other Employer) with respect to the remuneration paid to him by such Foreign Subsidiary or Foreign Operating Subsidiary; and

                  (c) If he is an employee of a Foreign Subsidiary, the Corporation (or where the requisite stock ownership of a Foreign Subsidiary or a Foreign Operating Subsidiary is owned by another Employer, such other Employer) has entered into an agreement with the Secretary of the Treasury or his delegate under Section 3121(1) of the Code which applies to the Foreign Subsidiary of which he is an employee.

                  (d) He is on international assignment from the Corporation (or, where the requisite stock ownership of a Foreign Subsidiary or a Foreign Operating Subsidiary is owned by another Employer, such other Employer).

         Notwithstanding the foregoing, the Plan Committee or its delegate may preclude participation or impose such terms, conditions, and restrictions on the participation of a U.S. Foreign Service Employee as the Committee or its delegate, in the exercise of its sole discretion, deems necessary or desirable in order to comply with U.S. or foreign law (including but not limited to tax reporting and withholding, securities registration or currency law requirements imposed by law or treaty) as it affects the U.S. Foreign Service Employee, the Corporation, any Employer, any Foreign Subsidiary, any Foreign Operating Subsidiary, the Plan Committee, the Trustee or any agent of any of the foregoing.

         A "Designated Non-U.S. Citizen Foreign Service Employee" is a person employed by a Subsidiary (as defined in Section 17.10) who satisfies all of the following requirements:

                  (a) He is not a Citizen or Resident (as defined in Section 7701(b) of the Code) of the United States of America; and

                  (b) He is not covered by or participating in any funded plan of deferred compensation maintained by or otherwise provided by any party other than the Corporation and its subsidiaries with respect to the remuneration paid to him by such Foreign Subsidiary or Foreign Operating Subsidiary; and

                  (c) He is on international assignment from the Corporation or one of the other Employers and is employed at a location outside the United States; and

                  (d) He has been designated by the Plan Committee or its delegate as a Designated Non-U.S. Citizen Foreign Service Employee.

         Notwithstanding the foregoing, the Plan Committee or its delegate may preclude participation or impose such terms, conditions, and restrictions on the participation of a Designated Non-U.S. Citizen Foreign Service Employee as the Committee or its delegate, in the exercise of its sole discretion, deems necessary or desirable in order to comply with U.S. or foreign law (including, but not limited to tax reporting and withholding, securities registration or currency law requirements imposed by law or treaty) as it affects the Designated Non-U.S Citizen Foreign Service Employee, the Corporation, any Employer, any Subsidiary, the Plan Committee, the Trustee or any agent of any of the foregoing.

         17.21 Part-Time Employee. A "Part-Time Employee" shall mean an employee hired on a permanent basis and employed to work at least 1/3, but less than all of the total number of hours which constitute the standard work week for a regular full-time employee at his location of employment. All references in the Plan to Disabled Terminated Employee and Qualified Disabled Terminated Employee shall be deemed also to include a Part-Time Employee under such employment or post-employment circumstances or status unless otherwise specified in the applicable Section or Article.

         17.22 Long-Term Disability. A participant will be considered to have a condition of Long-Term Disability for the purposes of this Plan if he has been deemed to be on Long-Term Disability under the terms of the Salaried Disability Income Plan.

         17.23 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended, or any comparable future legislation that amends, supplements or supersedes said Internal Revenue Code.

         17.24 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         IN WITNESS WHEREOF, the Corporation has executed this Amended and Restated Salaried Employees' Pension Plan this ____ day of ______________, 19____.



                                                     STERLING CHEMICALS, INC.

ATTEST:

                                                     By:
                                                        ------------------------

----------------------------

                                                     Name:
                                                          ----------------------


                                                     Title:
                                                           ---------------------

                                   EXHIBIT "A"
                        Minimum Retirement Income Factor

The "Minimum Retirement Income Factor" applicable with respect to a covered employee whose Retirement Date or Employment Termination Date occurs on or after the Effective Date shall be determined in accordance with the following table:

         Retirement Date or Employment               Retirement
          Termination Date Occurring:               Income Factor
         -----------------------------              -------------

         Before January 1, 1991                        $30.00
         On or after January 1, 1991                   $35.00